Exhibit 99.1

INVESTOR FINANCIAL SUPPLEMENT

MARCH 31, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:
690 Asylum Avenue
Hartford, CT 06105

Internet address:
http://www.thehartford.com

Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781

Greg Schroeter
Assistant Vice President
Investor Relations
Phone (860) 547-9140

Roza Kogan
Senior Analyst
Investor Relations
Phone (860) 547-5748

Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458

As of April 26, 2005

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity	A+	AA	AA-	Aa3
Hartford Life Insurance KK	—	—	AA-	—
Hartford Life Limited (IRL)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	AMB-2	F1	A-2	P-2
Hartford Life, Inc.:
Senior debt	a-	A	A-	A3
Commercial paper	—	F1	A-2	P-2

COMMON STOCK

Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii

CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	First Quarter Ended March 31, 2005 and 2004	C-3
Consolidating Balance Sheets
	As of March 31, 2005 and December 31, 2004	C-4
	Capital Structure	C-5
	Accumulated Other Comprehensive Income	C-6
	Computation of Basic and Diluted Earnings Per Share	C-7
	Computation of Return-on-Equity Measures	C-8
	*Weighted Average Share Analysis	C-9

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of December 31, 2004	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Other Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other — Account Value Rollforward	L-14
Institutional Solutions Group
	Income Statements	L-15
Supplemental Data
	Sales/Other Deposits	L-16
	Assets Under Management	L-17
	Account Value and Asset Rollforward	L-18
Individual Life
	Income Statements	L-19
	Supplemental Data	L-20
	Account Value Rollforward	L-21
Group Benefits
	Income Statements	L-22
	Supplemental Data	L-23
	*International — Japan Supplemental Data	L-24

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Consolidating Underwriting Results	PC-3
	Ongoing Property & Casualty Underwriting Results	PC-4
	Business Insurance Underwriting Results	PC-5
	Business Insurance Written and Earned Premiums	PC-6
	Personal Lines Underwriting Results	PC-7
	Personal Lines Written and Earned Premiums	PC-8
	Specialty Commercial Underwriting Results	PC-9
	Specialty Commercial Written and Earned Premiums	PC-10
	Statistical Premium Information (Year over Year)	PC-11
	Other Operations Underwriting Results	PC-12
	Other Operations Claims and Claim Adjustment Expenses	PC-13
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-14
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	First Quarter Ended March 31, 2005 and 2004	PC-15
	Reinsurance Recoverable Analysis	PC-16
	Consolidated Income Statements	PC-17
	Consolidated Balance Sheets	PC-18
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-19

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of March 31, 2005	I-11

*	Indicates new page not included in prior periods.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information.

•	Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Net realized capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

•	Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. Property & Casualty includes the underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company’s property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes.

•	Corporate primarily includes all of the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the March 31, 2005 presentation.

•	NM — Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

 i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure operating income as an important measure of the Company’s operating performance. Operating income is net income, before the after-tax effect of net realized capital gains and losses and the cumulative effect of accounting changes. The Company believes operating income provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it excludes the effect of realized capital gains and losses, which tend to be highly variable from period to period and are primarily based on market conditions unrelated to the Company’s insurance operations. Net income is the most directly comparable GAAP measure. A reconciliation of net income to operating income for the periods presented herein is set forth at page C-7. Operating income per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to operating income per share for the periods presented herein is set forth at page C-7.

•	The Hartford uses the non-GAAP financial measure operating income, before tax related items, to further enhance investor understanding of the Company’s ongoing businesses by eliminating the effects of tax related items because these items are highly variable from period to period. Net income is the most directly comparable GAAP measure. A reconciliation of net income to operating income, before tax related items, for the periods presented herein is set forth at page C-7. Operating income, before tax related items, per share is calculated based on a non-GAAP financial measure. Net income per share is the most directly comparable GAAP measure. A reconciliation of net income per share to operating income, before tax related items, per share for the periods presented herein is set forth at page C-7.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property-casualty operations. Because written premiums represents the amount of premium charged for policies issued during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property-casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves.

•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides several different measures of the return on equity (“ROE”) of the Company. Two return-on-equity measures, ROE (operating income last twelve months to equity excluding AOCI) and ROE (operating income, before tax related items, Bancorp litigation and severance charges, last twelve months to equity excluding AOCI), are calculated based on non-GAAP financial measures. ROE (operating income last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. ROE (operating income, before tax related items, Bancorp litigation and severance charges, last twelve months to equity excluding AOCI) is calculated by dividing (a) operating income, before tax related items, Bancorp litigation and severance charges, for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP operating income financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-8.

 ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
HIGHLIGHTS

Net income	$568	$433	$494	$620	$666	17%	7%
Operating income [1]	$501	$403	$468	$596	$583	16%	(2%)
Operating income, before tax related items [1]	$501	$403	$252	$596	$583	16%	(2%)
Total revenues	$5,732	$5,444	$5,416	$6,101	$5,991	5%	(2%)
Total assets	$237,261	$240,219	$246,489	$259,735	$261,420	10%	1%
Total assets under management [2]	$263,810	$268,526	$274,961	$291,696	$293,311	11%	1%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.96	$1.48	$1.68	$2.11	$2.26	15%	7%
Operating income [1]	$1.73	$1.38	$1.60	$2.03	$1.98	14%	(2%)
Operating income, before tax related items [1]	$1.73	$1.38	$0.86	$2.03	$1.98	14%	(2%)
Diluted earnings per share
Net income	$1.93	$1.46	$1.66	$2.08	$2.21	15%	6%
Operating income [1]	$1.70	$1.35	$1.57	$2.00	$1.93	14%	(4%)
Operating income, before tax related items [1]	$1.70	$1.35	$0.85	$2.00	$1.93	14%	(4%)
Weighted average common shares outstanding (basic)	289.9	292.3	293.2	293.8	294.8	4.9sh	1.0sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	294.9	297.5	297.5	298.1	301.3	6.4sh	3.2sh
Common shares outstanding	291.7	293.0	293.5	294.2	296.5	4.8sh	2.3sh
Book value per share	$46.41	$41.89	$46.51	$48.40	$47.93	3%	(1%)
Per share impact of AOCI	$7.44	$1.63	$4.81	$4.85	$2.33	(69%)	(52%)
Book value per share (excluding AOCI)	$38.97	$40.26	$41.70	$43.55	$45.60	17%	5%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [3]	16.3%	15.1%	15.6%	16.3%	16.0%	(0.3)	(0.3)
ROE (operating income last 12 months to equity excluding AOCI) [3]	16.5%	15.6%	16.2%	17.0%	16.5%	—	(0.5)
ROE (operating income before tax related items, Bancorp litigation, and severance charges, last 12 months to equity excluding AOCI) [3]	15.9%	15.9%	14.3%	15.1%	14.7%	(1.2)	(0.4)
Debt to capitalization including AOCI	27.6%	28.6%	26.5%	25.7%	25.7%	(1.9)	—
Investment yield, after-tax	3.9%	3.9%	3.9%	3.9%	3.9%	—	—
Ongoing Property & Casualty GAAP combined ratio	89.8	91.4	108.9	90.2	88.6	1.2	1.6

[1]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. See p. C-7 for reconciliation of net income to operating income and to operating income, before tax related items.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[3]	See p. C-8 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Life

Retail Products Group
Individual Annuity	$112	$112	$127	$132	$134	20%	2%
Other Retail	15	14	13	17	18	20%	6%

Total Retail Products Group	127	126	140	149	152	20%	2%
Institutional Solutions Group	29	28	33	35	40	38%	14%
Individual Life	34	37	44	39	39	15%	—
Group Benefits	47	48	70	64	59	26%	(8%)
Other [1]	19	14	19	20	(52)	NM	NM

Life operating income, before tax related items [2]	256	253	306	307	238	(7%)	(22%)
Tax related items	—	—	190	—	—	—	—

Total Life operating income [2]	256	253	496	307	238	(7%)	(22%)

Property & Casualty
Ongoing Operations Underwriting Results
Business Insurance	225	97	(25)	63	118	(48%)	87%
Personal Lines	106	75	(137)	94	127	20%	35%
Specialty Commercial	(110)	29	(58)	86	40	NM	(53%)

Total Ongoing Operations underwriting results	221	201	(220)	243	285	29%	17%
Other Operations underwriting results [3]	(65)	(214)	(110)	(59)	(28)	57%	53%

Total Property & Casualty underwriting results	156	(13)	(330)	184	257	65%	40%
Net investment income	311	295	309	333	337	8%	1%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	4	3	1	1	—	(100%)	(100%)
Net servicing and other income	9	21	10	2	13	44%	NM
Other expenses	(68)	(60)	(53)	(54)	(60)	12%	(11%)
Income tax (expense) benefit	(115)	(58)	50	(135)	(161)	(40%)	(19%)

Property & Casualty operating income (loss), before tax related items [2]	297	188	(13)	331	386	30%	17%
Tax related items	—	—	26	—	—	—	—

Total Property & Casualty operating income [2]	297	188	13	331	386	30%	17%

Interest and Other Corporate	(52)	(38)	(41)	(42)	(41)	21%	2%

Operating income, before tax related items [2]	501	403	252	596	583	16%	(2%)

Tax related items	—	—	216	—	—	—	—

Operating income [2]	501	403	468	596	583	16%	(2%)
Add: Net realized capital gains, after-tax [2]	90	30	26	24	83	(8%)	NM
Add: Cumulative effect of accounting change, after-tax	(23)	—	—	—	—	100%	—

Net income	$568	$433	$494	$620	$666	17%	7%

PER SHARE DATA [4]
Diluted earnings per share
Operating income, before tax related items	$1.70	$1.35	$0.85	$2.00	$1.93	14%	(4%)
Operating income	$1.70	$1.35	$1.57	$2.00	$1.93	14%	(4%)
Net income	$1.93	$1.46	$1.66	$2.08	$2.21	15%	6%

[1]	Included in the three months ended March 31, 2005 is a charge of $66 to establish a reserve for investigations related to market timing by the SEC and New York Attorney General and directed brokerage by the SEC.

[2]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[3]	The first quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The second quarter ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The third quarter ended September 30, 2004 includes $75 of environmental reserve strengthening.

[4]	See p. C-7 for reconciliation of net income to operating income and to operating income, before tax related items.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Life

Retail Products Group
Individual Annuity	$112	$112	$127	$132	$134	20%	2%
Other Retail	15	14	13	17	18	20%	6%

Total Retail Products Group	127	126	140	149	152	20%	2%
Institutional Solutions Group	29	28	33	35	40	38%	14%
Individual Life	34	37	44	39	39	15%	—
Group Benefits	47	48	70	64	59	26%	(8%)
Other [1]	19	14	19	20	(52)	NM	NM

Life operating income, before tax related items [2]	256	253	306	307	238	(7%)	(22%)
Tax related items	—	—	190	—	—	—	—

Total Life operating income [2]	256	253	496	307	238	(7%)	(22%)

Property & Casualty
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development [3]:
Business Insurance	99	124	108	115	135	36%	17%
Personal Lines	116	110	99	87	134	16%	54%
Specialty Commercial	33	36	48	104	55	67%	(47%)

Total Ongoing Operations underwriting results before catastrophes and prior year development	248	270	255	306	324	31%	6%
Catastrophe impacts, excluding prior year development [4]	(36)	(53)	(422)	(28)	(33)	8%	(18%)
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	301	(4)	17	—	(13)	NM	NM
Other loss and loss adjustment expenses	(202)	(12)	(70)	(35)	7	NM	NM
Prior year earned premium adjustment on retrospectively rated policies	(90)	—	—	—	—	100%	—

Total Ongoing Operations underwriting results	221	201	(220)	243	285	29%	17%
Other Operations underwriting results [5]	(65)	(214)	(110)	(59)	(28)	57%	53%

Total Property & Casualty underwriting results	156	(13)	(330)	184	257	65%	40%
Net investment income	311	295	309	333	337	8%	1%
Periodic net coupon settlements on non-qualifying derivatives, before-tax	4	3	1	1	—	(100%)	(100%)
Net servicing and other income	9	21	10	2	13	44%	NM
Other expenses	(68)	(60)	(53)	(54)	(60)	12%	(11%)
Income tax (expense) benefit	(115)	(58)	50	(135)	(161)	(40%)	(19%)

Property & Casualty operating income (loss), before tax related items [2]	297	188	(13)	331	386	30%	17%
Tax related items	—	—	26	—	—	—	—

Total Property & Casualty operating income [2]	297	188	13	331	386	30%	17%

Interest and Other Corporate	(52)	(38)	(41)	(42)	(41)	21%	2%

Operating income, before tax related items [2]	501	403	252	596	583	16%	(2%)

Tax related items	—	—	216	—	—	—	—

Operating income [2]	501	403	468	596	583	16%	(2%)
Add: Net realized capital gains, after-tax [2]	90	30	26	24	83	(8%)	NM
Add: Cumulative effect of accounting change, after-tax	(23)	—	—	—	—	100%	—

Net income	$568	$433	$494	$620	$666	17%	7%

[1]	Included in the three months ended March 31, 2005 is a charge of $66 to establish a reserve for investigations related to market timing by the SEC and New York Attorney General and directed brokerage by the SEC.

[2]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[3]	Adjusted to exclude catastrophe losses, prior year loss development and, for the three months ended March 31, 2004, a decrease in estimated earned premiums on retrospectively-rated policies. Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively-rated policies. The Company has included this item as an additional measure of the performance of the Company’s Property & Casualty current operations, because it excludes the effect of items relating to prior periods. A reconciliation of the adjusted underwriting results to the Company’s GAAP underwriting results is set forth above.

[4]	Catastrophe impacts for the third quarter ended September 30, 2004 include reinstatement premium of $17, $133 from Hurricane Charley, $113 from Hurricane Frances, $65 from Hurricane Ivan, and $100 from Hurricane Jeanne.

[5]	The first quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11th and an increase of $130 for assumed casualty reinsurance reserves. The second quarter ended June 30, 2004 includes a provision of $181 associated with the evaluation of the reinsurance recoverable asset. The third quarter ended September 30, 2004 includes $75 of environmental reserve strengthening. The fourth quarter ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
FIRST QUARTER ENDED MARCH 31, 2005 AND 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Earned premiums	$999	$995	—	$2,507	$2,186	15%	$—	$—	—	$3,506	$3,181	10%
Fee income	950	825	15%	—	—	—	2	—	NM	952	825	15%
Net investment income	950	1,162	(18%)	337	311	8%	6	5	20%	1,293	1,478	(13%)
Other revenues	—	—	—	112	104	8%	—	—	—	112	104	8%
Net realized capital gains (losses)	81	76	7%	48	71	(32%)	(1)	(3)	67%	128	144	(11%)

Total revenues	2,980	3,058	(3%)	3,004	2,672	12%	7	2	NM	5,991	5,732	5%

Benefits, claims and claim adjustment expenses	1,739	1,877	(7%)	1,614	1,418	14%	2	2	—	3,355	3,297	2%
Amortization of deferred policy acquisition costs and present value of future profits	280	233	20%	492	446	10%	—	—	—	772	679	14%
Insurance operating costs and expenses	571	526	9%	144	166	(13%)	—	—	—	715	692	3%
Interest expense	—	—	—	—	—	—	63	66	(5%)	63	66	(5%)
Other expenses	6	1	NM	159	163	(2%)	7	16	(56%)	172	180	(4%)

Total benefits and expenses	2,596	2,637	(2%)	2,409	2,193	10%	72	84	(14%)	5,077	4,914	3%

Income (loss) before income taxes and cumulative effect of accounting change	384	421	(9%)	595	479	24%	(65)	(82)	21%	914	818	12%

Income tax expense (benefit)	93	117	(21%)	178	138	29%	(23)	(28)	18%	248	227	9%

Income (loss) before cumulative effect of accounting change	291	304	(4%)	417	341	22%	(42)	(54)	22%	666	591	13%

Cumulative effect of accounting change, after-tax [1]	—	(23)	100%	—	—	—	—	—	—	—	(23)	100%

Net income (loss)	291	281	4%	417	341	22%	(42)	(54)	22%	666	568	17%

Less: Net realized capital gains (losses), after-tax	53	48	10%	31	44	(30%)	(1)	(2)	50%	83	90	(8%)
Less: Cumulative effect of accounting change, after-tax	—	(23)	100%	—	—	—	—	—	—	—	(23)	100%

Operating income (loss) [2]	$238	$256	(7%)	$386	$297	30%	$(41)	$(52)	21%	$583	$501	16%

[1]	Represents the cumulative effect of the Company’s adoption of SOP 03-1.

[2]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF MARCH 31, 2005 AND DECEMBER 31, 2004

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,		Mar. 31,	Dec. 31,
	2005	2004	Change	2005	2004	Change	2005	2004	Change	2005	2004	Change
Investments
Fixed maturities, available-for-sale, at fair value	$50,877	$50,531	1%	$24,130	$24,410	(1%)	$208	$159	31%	$75,215	$75,100	—
Equity securities, trading, at fair value	15,855	13,634	16%	—	—	—	—	—	—	15,855	13,634	16%
Equity securities, available-for-sale, at fair value	662	525	26%	427	307	39%	—	—	—	1,089	832	31%
Policy loans, at outstanding balance	2,119	2,662	(20%)	—	—	—	—	—	—	2,119	2,662	(20%)
Other investments	1,459	1,364	7%	770	809	(5%)	1	7	(86%)	2,230	2,180	2%

Total investments	70,972	68,716	3%	25,327	25,526	(1%)	209	166	26%	96,508	94,408	2%
Cash	1,198	933	28%	241	215	12%	—	—	—	1,439	1,148	25%
Premiums receivable and agents’ balances	386	391	(1%)	2,910	2,844	2%	—	—	—	3,296	3,235	2%
Reinsurance recoverables	767	993	(23%)	5,186	5,185	—	—	—	—	5,953	6,178	(4%)
Deferred policy acquisition costs and present value of future profits	7,908	7,437	6%	1,080	1,071	1%	1	1	—	8,989	8,509	6%
Deferred income taxes	(654)	(747)	12%	914	879	4%	290	287	1%	550	419	31%
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	194	182	7%	464	461	1%	—	—	—	658	643	2%
Other assets	2,006	1,711	17%	1,728	1,685	3%	71	56	27%	3,805	3,452	10%
Separate account assets	138,502	140,023	(1%)	—	—	—	—	—	—	138,502	140,023	(1%)

Total assets	$222,075	$220,435	1%	$38,002	$38,018	—	$1,343	$1,282	5%	$261,420	$259,735	1%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,375	$12,250	1%	$21,301	$21,329	—	$(2)	$(4)	50%	$33,674	$33,575	—
Other policyholder funds and benefits payable	55,459	52,833	5%	—	—	—	—	—	—	55,459	52,833	5%
Unearned premiums	63	50	26%	4,886	4,763	3%	(6)	(6)	—	4,943	4,807	3%
Debt [1]	—	—	—	—	—	—	4,922	4,929	—	4,922	4,929	—
Other liabilities	5,602	5,057	11%	3,591	3,730	(4%)	516	543	(5%)	9,709	9,330	4%
Separate account liabilities	138,502	140,023	(1%)	—	—	—	—	—	—	138,502	140,023	(1%)

Total liabilities	212,001	210,213	1%	29,778	29,822	—	5,430	5,462	(1%)	247,209	245,497	1%

Equity excluding AOCI, net of tax	9,305	9,027	3%	7,876	7,542	4%	(3,660)	(3,756)	3%	13,521	12,813	6%
AOCI, net of tax	769	1,195	(36%)	348	654	(47%)	(427)	(424)	(1%)	690	1,425	(52%)

Total stockholders’ equity	10,074	10,222	(1%)	8,224	8,196	—	(4,087)	(4,180)	2%	14,211	14,238	—

Total liabilities and stockholders’ equity	$222,075	$220,435	1%	$38,002	$38,018	—	$1,343	$1,282	5%	$261,420	$259,735	1%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
DEBT

Short-term debt (includes current maturities of long-term debt)	$573	$622	$621	$621	$622	9%	—
Senior notes	2,839	2,583	2,586	2,584	2,581	(9%)	—

Subtotal	3,412	3,205	3,207	3,205	3,203	(6%)	—

Equity unit notes	1,020	1,020	1,020	1,020	1,020	—	—
Junior subordinated debentures	718	698	706	704	699	(3%)	(1%)

Total debt	$5,150	$4,923	$4,933	$4,929	$4,922	(4%)	—

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$11,369	$11,795	$12,240	$12,813	$13,521	19%	6%
AOCI, net of tax	2,168	480	1,410	1,425	690	(68%)	(52%)

Total stockholders’ equity	$13,537	$12,275	$13,650	$14,238	$14,211	5%	—

CAPITALIZATION
Total capitalization including AOCI, net of tax	$18,687	$17,198	$18,583	$19,167	$19,133	2%	—

Total capitalization excluding AOCI, net of tax	$16,519	$16,718	$17,173	$17,742	$18,443	12%	4%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	27.6%	28.6%	26.5%	25.7%	25.7%	(1.9)	—
Debt (excluding 75% of equity unit notes) to capitalization [1]	23.5%	24.2%	22.4%	21.7%	21.7%	(1.8)	—
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	18.3%	18.6%	17.3%	16.7%	16.7%	(1.6)	—

Ratios Excluding AOCI
Total debt to capitalization	31.2%	29.4%	28.7%	27.8%	26.7%	(4.5)	(1.1)
Debt (excluding 75% of equity unit notes) to capitalization [1]	26.6%	24.9%	24.3%	23.5%	22.5%	(4.1)	(1.0)
Debt (excluding equity unit notes and junior subordinated debentures) to capitalization	20.7%	19.2%	18.7%	18.1%	17.4%	(3.3)	(0.7)

[1]	Reflects the treatment of equity units by certain rating agencies in the leverage calculation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of March 31, 2005

Fixed maturities unrealized gain	$968	$448	$3	$1,419
Equities unrealized gain	11	46	—	57
Net deferred loss on cash-flow hedging instruments	(206)	(40)	—	(246)

Total unrealized gain	773	454	3	1,230
Foreign currency translation adjustments	(4)	(56)	—	(60)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$769	$348	$(427)	$690

As of December 31, 2004
Fixed maturities unrealized gain	$1,336	$759	$6	$2,101
Equities unrealized gain	13	48	—	61
Net deferred loss on cash-flow hedging instruments	(170)	(45)	—	(215)

Total unrealized gain	1,179	762	6	1,947
Foreign currency translation adjustments	16	(58)	—	(42)
Minimum pension liability adjustment	—	(50)	(430)	(480)

Total accumulated other comprehensive income (loss)	$1,195	$654	$(424)	$1,425

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Numerator:

Net income	$568	$433	$494	$620	$666
Less: Net realized capital gains, after-tax	90	30	26	24	83
Less: Cumulative effect of accounting change, after-tax	(23)	—	—	—	—

Operating income	501	403	468	596	583
Less: Impact of tax related items	—	—	216	—	—

Operating income, before tax related items	$501	$403	$252	$596	$583

Denominator:
Weighted average common shares outstanding (basic)	289.9	292.3	293.2	293.8	294.8
Dilutive effect of equity units	1.9	2.2	1.7	1.7	3.2
Dilutive effect of stock compensation	3.1	3.0	2.6	2.6	3.3

Weighted average common shares outstanding and dilutive potential common shares (diluted)	294.9	297.5	297.5	298.1	301.3

Basic earnings per share
Net income	$1.96	$1.48	$1.68	$2.11	$2.26
Less: Net realized capital gains, after-tax	0.31	0.10	0.08	0.08	0.28
Less: Cumulative effect of accounting change, after-tax	(0.08)	—	—	—	—

Operating income	1.73	1.38	1.60	2.03	1.98
Less: Impact of tax related items	—	—	0.74	—	—

Operating income, before tax related items	$1.73	$1.38	$0.86	$2.03	$1.98

Diluted earnings per share
Net income	$1.93	$1.46	$1.66	$2.08	$2.21
Less: Net realized capital gains, after-tax	0.31	0.11	0.09	0.08	0.28
Less: Cumulative effect of accounting change, after-tax	(0.08)	—	—	—	—

Operating income	1.70	1.35	1.57	2.00	1.93
Less: Impact of tax related items	—	—	0.72	—	—

Operating income, before tax related items	$1.70	$1.35	$0.85	$2.00	$1.93

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Numerator [1]:

Net income — last 12 months	$1,872	$1,798	$1,949	$2,115	$2,213
Operating income — last 12 months	$1,609	$1,672	$1,805	$1,968	$2,050
Operating income, before tax related items, Bancorp litigation, and severance charges — last 12 months	$1,646	$1,712	$1,589	$1,752	$1,834

Denominator [2]:
Average equity, including AOCI	11,489.5	11,887.0	12,497.0	12,938.5	13,874.0
Less: Average AOCI	1,712.5	1,143.5	1,383.5	1,335.5	1,429.0

Average equity, excluding AOCI	9,777.0	10,743.5	11,113.5	11,603.0	12,445.0
Add: Equity impact of the 2003 common stock issuance [2]	580.5	—	—	—	—

Average equity, excluding AOCI (adjusted for impact of 2003 common stock issuance) [2]	10,357.5	10,743.5	11,113.5	11,603.0	12,445.0

ROE (net income last 12 months to equity including AOCI)	16.3%	15.1%	15.6%	16.3%	16.0%
ROE (operating income last 12 months to equity excluding AOCI)	16.5%	15.6%	16.2%	17.0%	16.5%
ROE (operating income, before tax related items, Bancorp litigation, and severance charges last 12 months to equity excluding AOCI) [1]	15.9%	15.9%	14.3%	15.1%	14.7%

[1]	For a reconciliation of net income to operating income and of net income to operating income, before tax related items, Bancorp litigation, and severance charges, see page C-7 included herein and page C-8 in the December 31, 2004 IFS.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2. The March 31, 2004 ratio reflects the equity impact of the May 2003 common stock issuance in beginning equity.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	1Q			Full Year			Full Year
	2005			2006			2007
			Diluted weighted			Diluted weighted			Diluted weighted
Weighted average	Options	Equity units	average common	Options	Equity units	average common	Options	Equity units	average common
share price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2]	dilution	dilution	shares [1,2]
$50.00	2.0	—	296.8	2.0	—	302.1	2.0	—	314.7
$55.00	2.2	—	297.0	2.2	—	302.3	2.2	—	314.9
$60.00	2.4	0.9	298.1	2.4	0.6	303.1	2.4	—	315.1
$65.00	2.8	2.2	299.8	2.8	1.4	304.3	2.8	—	315.5
$69.72	3.3	3.2	301.3	3.3	2.2	305.6	3.3	—	316.0
$70.00	3.3	3.3	301.4	3.3	2.2	305.6	3.3	—	316.0
$75.00	3.8	4.3	302.9	3.8	2.9	306.8	3.8	—	316.5
$80.00	4.3	5.1	304.2	4.3	3.6	308.0	4.3	—	317.0
$85.00	4.7	5.9	305.4	4.7	4.0	308.8	4.7	—	317.4
$90.00	5.1	6.5	306.4	5.1	4.5	309.7	5.1	—	317.8

[1]	Based on weighted average common shares outstanding (basic) at March 31, 2005 of 294.8 million.

[2]	Reflects mandatory exercise of the purchase contracts which, combined with the equity unit notes, constitute the equity units. The purchase contracts obligate the holders to purchase 17.9 million common shares of The Hartford (12.13 million and 5.73 million in August and November 2006, respectively). All other items held constant.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
REVENUES
Retail Products Group

Individual Annuity	$625	$629	$705	$666	$677	8%	2%
Other Retail	138	135	137	147	160	16%	9%

Total Retail Products Group	763	764	842	813	837	10%	3%
Institutional Solutions Group	442	434	448	522	424	(4%)	(19%)
Individual Life	254	252	263	279	262	3%	(6%)
Group Benefits	1,004	1,000	1,009	1,015	1,046	4%	3%
Other [1]	595	194	(60)	527	411	(31%)	(22%)

Total revenues	$3,058	$2,644	$2,502	$3,156	$2,980	(3%)	(6%)

OPERATING RESULTS BY SEGMENT
Retail Products Group
Individual Annuity	$112	$112	$127	$132	$134	20%	2%
Other Retail	15	14	13	17	18	20%	6%

Total Retail Products Group	127	126	140	149	152	20%	2%

Institutional Solutions Group	29	28	33	35	40	38%	14%
Individual Life	34	37	44	39	39	15%	—
Group Benefits	47	48	70	64	59	26%	(8%)
Other [2]	19	14	19	20	(52)	NM	NM

Operating income, before tax related items	256	253	306	307	238	(7%)	(22%)
Tax related items	—	—	190	—	—	—	—

Operating income	256	253	496	307	238	(7%)	(22%)
Add: Net realized capital gains, after-tax	48	16	16	13	53	10%	NM

Income before cumulative effect of accounting change, net of tax	304	269	512	320	291	(4%)	(9%)

Add: Cumulative effect of accounting change, net of tax	(23)	—	—	—	—	100%	—

Net income	$281	$269	$512	$320	$291	4%	(9%)

Operating income ROE (last 12 months to equity excluding AOCI)	15.8%	15.7%	20.4%	20.2%	18.8%	3.0	(1.4)
Operating income ROE (last 12 months to equity excluding AOCI), before tax related items and litigation	15.8%	16.4%	17.1%	17.1%	15.8%	0.0	(1.3)
Assets under management	$222,712	$227,698	$232,800	$248,503	$250,038	12%	1%
DAC capitalization	$494	$477	$492	$505	$556		10%
DAC amortization	$233	$233	$236	$276	$280		1%
DAC and PVFP assets	$6,523	$7,073	$7,146	$7,437	$7,908		6%
Estimated Statutory net income (YTD) ($ in billions)				$1.0
Estimated Statutory surplus ($ in billions)				$5.1

[1]	Revenues in Other will fluctuate principally due to the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the Japanese operations.

[2]	Included in the three months ended March 31, 2005 is a charge of $66 to establish a reserve for investigations related to market timing by the SEC and New York Attorney General and directed brokerage by the SEC.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
REVENUES
Earned premiums	$995	$970	$1,058	$1,049	$999	—	(5%)
Fee income	825	838	864	937	950	15%	1%
Net investment income [1]	1,162	810	552	1,151	950	(18%)	(17%)
Net realized capital gains	76	26	28	19	81	7%	NM

Total revenues	3,058	2,644	2,502	3,156	2,980	(3%)	(6%)

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	1,877	1,531	1,325	1,897	1,739	(7%)	(8%)
Amortization of deferred policy acquisition costs and present value of future profits	233	233	236	276	280	20%	1%
Insurance operating costs and other expenses	527	514	525	579	577	9%	—

Total benefits and expenses	2,637	2,278	2,086	2,752	2,596	(2%)	(6%)

NET INCOME
Income before income taxes	421	366	416	404	384	(9%)	(5%)
Income tax expense (benefit) [2]	117	97	(96)	84	93	(21%)	11%

Income before cumulative effect of accounting change, net of tax	304	269	512	320	291	(4%)	(9%)
Cumulative effect of accounting change, net of tax	(23)	—	—	—	—	100%	—

Net income	281	269	512	320	291	4%	(9%)

Less: Cumulative effect of accounting change, net of tax	(23)	—	—	—	—	100%	—
Less: Net realized capital gains, after-tax	48	16	16	13	53	10%	NM

Operating income [2]	$256	$253	$496	$307	$238	(7%)	(22%)

[1]	Net investment income and benefits expense will fluctuate principally due to the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the Japanese operations.

[2]	The third quarter ended September 30, 2004 includes a $190 tax benefit related to the favorable treatment of certain tax items for tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
TOTAL ASSETS UNDER MANAGEMENT	2004	2004	2004	2004	2005	Change	Change
Assets
General account	$71,348	$71,689	$75,947	$80,412	$83,573	17%	4%
Separate account	127,141	130,840	131,655	140,023	138,502	9%	(1%)

Total assets	198,489	202,529	207,602	220,435	222,075	12%	1%

Mutual fund assets	24,223	25,169	25,198	28,068	27,963	15%	—

Total assets under management	$222,712	$227,698	$232,800	$248,503	$250,038	12%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$49,580	$47,807	$50,200	$50,531	$50,877	3%	1%
Equity securities, available-for-sale, at fair value	406	383	449	525	662	63%	26%
Equity securities, trading, at fair value	7,831	8,995	10,685	13,634	15,855	102%	16%
Policy loans, at outstanding balance	2,655	2,650	2,665	2,662	2,119	(20%)	(20%)
Other investments	1,167	1,229	1,287	1,364	1,459	25%	7%

Total investments	61,639	61,064	65,286	68,716	70,972	15%	3%

Cash	460	509	625	933	1,198	160%	28%
Premiums receivable and agents’ balances	338	379	412	391	386	14%	(1%)
Reinsurance recoverables	763	665	713	993	767	1%	(23%)
Deferred policy acquisition costs and present value of future profits	6,523	7,073	7,146	7,437	7,908	21%	6%
Deferred income taxes	(927)	(444)	(763)	(747)	(654)	29%	12%
Goodwill	796	796	796	796	796	—	—
Other assets	1,756	1,647	1,732	1,893	2,200	25%	16%
Separate account assets	127,141	130,840	131,655	140,023	138,502	9%	(1%)

Total assets	$198,489	$202,529	$207,602	$220,435	$222,075	12%	1%

Future policy benefits, unpaid claims and claim adjustment expenses	$11,666	$11,753	$11,805	$12,250	$12,375	6%	1%
Other policyholder funds and benefits payable	45,322	46,606	49,347	52,833	55,459	22%	5%
Unearned premiums	55	54	52	50	63	15%	26%
Other liabilities	4,542	4,484	4,878	5,057	5,602	23%	11%
Separate account liabilities	127,141	130,840	131,655	140,023	138,502	9%	(1%)

Total liabilities	188,726	193,737	197,737	210,213	212,001	12%	1%

Equity excluding AOCI, net of tax	8,137	8,268	8,744	9,027	9,305	14%	3%
AOCI, net of tax	1,626	524	1,121	1,195	769	(53%)	(36%)

Total stockholders’ equity	9,763	8,792	9,865	10,222	10,074	3%	(1%)

Total liabilities and stockholders’ equity	$198,489	$202,529	$207,602	$220,435	$222,075	12%	1%

Hartford Life and Accident Insurance Company NAIC RBC				263%
Hartford Life Insurance Company NAIC RBC				403%
Hartford Life and Annuity Insurance Company NAIC RBC				620%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other	Institutional
	Individual	Retail Products	Solutions	Individual	Group		Other
YEAR-TO-DATE	Annuity	Group	Group	Life	Benefits	Japan	Life	Total
Balance, December 31, 2004	$4,307	$257	$159	$1,813	$70	$821	$10	$7,437
Adjustments to unrealized gains and losses on securities available — for — sale and other	303	21	47	121	—	—	—	492

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,610	278	206	1,934	70	821	10	7,929
Capitalization	198	33	19	74	12	220	—	556
Amortization — Deferred Policy Acquisition Costs	(167)	(17)	(9)	(40)	(7)	(32)	—	(272)
Amortization — Present Value of Future Profits	(3)	—	—	(5)	—	—	—	(8)
Amortization — Realized Capital Gains	(6)	—	—	—	—	—	(5)	(11)
Effect of Currency Translation Adjustment	—	—	—	—	—	(39)	—	(39)

Balance, March 31, 2005	4,632	294	216	1,963	75	970	5	8,155
Adjustments to unrealized gains and losses on securities available — for — sale and other	(144)	(7)	(21)	(75)	—	—	—	(247)

Balance, March 31, 2005 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,488	$287	$195	$1,888	$75	$970	$5	$7,908

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of March 31, 2005
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	NAR
Maximum anniversary value (MAV) [1]
MAV only	$58,807	$7,015	89%	$804
with 5% rollup [2]	4,025	642	81%	121
with Earnings Protection Benefit Rider (EPB) [3]	4,985	193	78%	42
with 5% rollup & EPB	1,442	122	83%	21

Total MAV	69,259	7,972	88%	988
Asset Protection Benefit (APB) [4]	18,885	71	42%	41
Ratchet [5] (5 years)	38	3	100%	—
Reset [6] (5-7 years)	7,759	690	—	690
Return of Premium [7]/Other	8,263	53	—	53

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$104,204	$8,789	80%	$1,772

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [9]	16,495	76	—	76

TOTAL	$120,699	$8,865	79%	$1,848

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
OTHER DATA	2004	2004	2004	2004	2005
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,126.21	1,140.80	1,114.58	1,211.92	1,180.59
Total Account Value	$97,001	$99,363	$98,338	$106,250	$104,204
Retained net amount at risk	2,055	1,989	2,240	1,537	1,772
GMDB net GAAP liability [8]	106	103	111	109	112
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$8,119	$9,277	$11,118	$14,129	$16,495
Retained net amount at risk	78	79	161	99	76
GMDB/GMIB net GAAP liability [8]	12	16	21	28	33

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

[3]	EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	This reserve was established for GAAP in 2004 with the adoption of SOP 03-1.

[9]	Benefits include a Return of Premium and MAV (before age 75) death benefit and a guarantee to return initial investment, adjusted for earnings liquidity, through a fixed annuity, after a minimum deferral period of 10, 15 or 20 years.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of December 31, 2004

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,740
Liability for reinsurance in unauthorized companies	(5)

Net statutory reinsurance reserve credit	$1,735

Statutory amounts recoverable from reinsurers	$202

The top ten reinsurers represent $1,741 or 90% of the total statutory reserve credit and amounts recoverable.

•	4% of this amount is with reinsurers rated “A++” by A.M. Best at April 20, 2005.

•	56% of this amount is with reinsurers rated “A+” by A.M. Best at April 20, 2005

•	29% of this amount is with reinsurers rated “A-” by A.M. Best at April 20, 2005

•	8% of this amount is with reinsurers rated “B++” by A.M. Best at April 20, 2005

•	3% of this amount is with reinsurers rated “B+” by A.M. Best at April 20, 2005.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2004	December 31, 2003
Statutory Capital and Surplus	$5,118	$4,470
GAAP Adjustments
Investment in subsidiaries	(883)	(390)
Deferred policy acquisition costs	7,437	6,624
Deferred taxes	(964)	(679)
Benefit reserves	(3,354)	(3,664)
Unrealized gains on investments, net of impairments	2,158	1,945
Asset valuation reserve and interest maintenance reserve	688	460
Goodwill	387	472
Other, net	(365)	(374)

GAAP Stockholders’ Equity	$10,222	$8,864

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$359	$369	$376	$404	$410	14%	1%
Mutual fund and other fees	26	26	26	28	30	15%	7%

Total fee income	385	395	402	432	440	14%	2%

Direct premiums	20	17	87	22	19	(5%)	(14%)
Reinsurance premiums	(34)	(34)	(38)	(36)	(34)	—	6%

Total premiums and other considerations	371	378	451	418	425	15%	2%

Net investment income
Net investment income on G/A assets	275	271	276	272	271	(1%)	—
Net investment income on assigned capital	16	18	18	19	17	6%	(11%)
Charge for invested capital	(36)	(40)	(39)	(43)	(42)	(17%)	2%

Total net investment income	255	249	255	248	246	(4%)	(1%)
Net realized capital gains (losses)	(1)	2	(1)	—	6	NM	—

Total revenues	625	629	705	666	677	8%	2%

Benefits and Expenses
Benefits and claims
Death benefits	4	8	14	8	8	100%	—
Other contract benefits	16	18	19	19	19	19%	—
Change in reserve	9	6	73	9	10	11%	11%
Sales inducements	6	6	7	11	9	50%	(18%)
Interest credited on G/A assets	211	211	211	208	189	(10%)	(9%)

Total benefits and claims	246	249	324	255	235	(4%)	(8%)

Other insurance expenses
Commissions & wholesaling expenses	325	290	264	248	246	(24%)	(1%)
Operating expenses	46	47	50	48	49	7%	2%
Premium taxes and other expenses	4	5	4	7	5	25%	(29%)

Subtotal — expenses before deferral	375	342	318	303	300	(20%)	(1%)
Deferred policy acquisition costs	(286)	(249)	(218)	(197)	(198)	31%	(1%)

Total other insurance expense	89	93	100	106	102	15%	(4%)
Amortization of deferred policy acquisition costs	149	143	142	157	170	14%	8%

Total benefits and expenses	484	485	566	518	507	5%	(2%)

Income before income tax expense	141	144	139	148	170	21%	15%
Income tax expense [2]	30	30	12	14	32	7%	129%

Income before cumulative effect of accounting change	111	114	127	134	138	24%	3%
Cumulative effect of accounting change, net of tax	(19)	—	—	—	—

Net income	92	114	127	134	138	50%	3%
Less: net realized gains (losses), net of tax [1]	(1)	2	—	2	4	NM	100%

Operating income	112	112	127	132	134	20%	2%
Less: Tax related items	—	—	—	—	—	—	—

Operating income, before tax related items	$112	$112	$127	$132	$134	20%	2%

[1]	Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

[2]	The quarters ended December 31, 2004 and September 30, 2004 includes $12 and $18, respectively of additional tax benefits related to the change in estimate of 2004 DRD benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$16	$16	$18	$20	$22	38%	10%
Mutual fund and other fees	105	102	101	106	118	12%	11%

Total fee income	121	118	119	126	140	16%	11%

Direct premiums	—	—	1	2	1	—	(50%)
Reinsurance premiums	—	—	—	—	—	—	—

Total premiums and other considerations	121	118	120	128	141	17%	10%

Net investment income
Net investment income on G/A assets	17	16	17	18	18	6%	—
Net investment income on assigned capital	—	1	—	1	1	—	—
Charge for invested capital	—	—	—	—	—	—	—

Total net investment income	17	17	17	19	19	12%	—
Net realized capital gains	—	—	—	—	—	—	—

Total revenues	138	135	137	147	160	16%	9%

Benefits and Expenses
Benefits and claims
Other contract benefits	2	2	1	2	2	—	—
Change in reserve	(1)	(1)	—	1	—	100%	(100%)
Sales inducements	—	—	1	(1)	—	—	100%
Interest credited on G/A assets	10	9	10	10	10	—	—

Total benefits and claims	11	10	12	12	12	9%	—

Other insurance expenses
Commissions & wholesaling expenses	79	75	71	77	89	13%	16%
Operating expenses	35	39	44	49	44	26%	(10%)
Premium taxes and other expenses	2	3	3	3	4	100%	33%

Subtotal — expenses before deferral	116	117	118	129	137	18%	6%
Deferred policy acquisition costs	(30)	(30)	(29)	(36)	(33)	(10%)	8%

Total other insurance expense	86	87	89	93	104	21%	12%
Amortization of deferred policy acquisition costs	18	17	17	18	17	(6%)	(6%)

Total benefits and expenses	115	114	118	123	133	16%	8%

Income before income tax expense	23	21	19	24	27	17%	13%
Income tax expense	8	7	6	7	9	13%	29%

Net income	15	14	13	17	18	20%	6%

Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—
Operating income	15	14	13	17	18	20%	6%
Less: Tax related items						—	—

Operating income, before tax related items	$15	$14	$13	$17	$18	20%	6%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/OTHER DEPOSITS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
SALES
Individual Annuity
Broker-dealer	$3,082	$2,582	$2,216	$1,969	$1,892	(39%)	(4%)
Banks	1,619	1,602	1,325	1,300	1,281	(21%)	(1%)

Total sales by distribution	$4,701	$4,184	$3,541	$3,269	$3,173	(33%)	(3%)

Variable	$4,581	$3,938	$3,341	$3,174	$3,103	(32%)	(2%)
Fixed MVA/other	120	246	200	95	70	(42%)	(26%)

Total sales by product	$4,701	$4,184	$3,541	$3,269	$3,173	(33%)	(3%)

Retail Mutual Funds	$1,942	$1,409	$1,258	$1,255	$1,446	(26%)	15%

401K
Annuity	$279	$383	$444	$765	$349	25%	(54%)
Mutual funds	—	—	—	1	—	—	(100%)

Total 401K	$279	$383	$444	$766	$349	25%	(54%)

529 College Savings Plan/Specialty Products/Other	$100	$86	$79	$105	$118	18%	12%

SALES & OTHER DEPOSITS
Individual Annuity
Variable	$4,581	$3,938	$3,341	$3,174	$3,103	(32%)	(2%)
Fixed MVA/other	232	359	316	224	197	(15%)	(12%)

Total Individual Annuity	4,813	4,297	3,657	3,398	3,300	(31%)	(3%)

Retail Mutual Funds	1,942	1,409	1,258	1,255	1,446	(26%)	15%

401K
Annuity	650	507	557	552	897	38%	63%
Mutual funds	70	48	38	61	62	(11%)	2%

Total 401K	720	555	595	613	959	33%	56%

529 College Savings Plan/Specialty Products/Other	100	86	79	105	118	18%	12%

Total Retail Products Group	$7,575	$6,347	$5,589	$5,371	$5,823	(23%)	8%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
INDIVIDUAL ANNUITY
General account	$19,338	$19,302	$19,322	$18,984	$18,327	(5%)	(3%)
Non-guaranteed separate account	82,360	84,574	84,228	92,017	90,690	10%	(1%)

Total Individual Annuity	$101,698	$103,876	$103,550	$111,001	$109,017	7%	(2%)

401K
General account	$1,048	$1,077	$1,132	$1,113	$1,171	12%	5%
Non-guaranteed separate account	4,110	4,408	4,659	5,418	5,893	43%	9%

Total 401K	$5,158	$5,485	$5,791	$6,531	$7,064	37%	8%

TOTAL RETAIL PRODUCTS GROUP
General account	$20,386	$20,379	$20,454	$20,097	$19,498	(4%)	(3%)
Non-guaranteed separate account	86,470	88,982	88,887	97,435	96,583	12%	(1%)

Total Retail Products Group account value	$106,856	$109,361	$109,341	$117,532	$116,081	9%	(1%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$7,999	$7,900	$7,820	$7,580	$7,363	(8%)	(3%)
Separate account	82,387	84,604	84,259	92,037	90,708	10%	(1%)

Total individual variable annuities	90,386	92,504	92,079	99,617	98,071	9%	(2%)

Fixed MVA & other individual annuities	11,312	11,372	11,471	11,384	10,946	(3%)	(4%)

Total Individual Annuity	101,698	103,876	103,550	111,001	109,017	7%	(2%)

401K — Annuity	5,158	5,485	5,791	6,531	7,064	37%	8%

Total Retail Products Group account value	106,856	109,361	109,341	117,532	116,081	9%	(1%)

Specialty Products/Other — Segregated Assets	72	103	135	182	216	NM	19%

Mutual Fund Assets
Retail mutual fund assets	21,888	22,734	22,694	25,240	24,949	14%	(1%)
401K mutual fund assets	644	668	662	755	767	19%	2%
Specialty Product/Other mutual fund assets	121	127	144	164	185	53%	13%
529 College Savings Plan assets	324	368	398	477	509	57%	7%

Total Mutual Fund Assets	22,977	23,897	23,898	26,636	26,410	15%	(1%)

Total Retail Products Group Assets Under Management	$129,905	$133,361	$133,374	$144,350	$142,707	10%	(1%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		1Q	2Q	3Q	4Q	1Q
		2004	2004	2004	2004	2005
VARIABLE ANNUITIES [2]	Beginning balance	$86,501	$90,386	$92,504	$92,079	$99,617
	Sales/premiums/other deposits	4,581	3,938	3,341	3,174	3,103
	Surrenders	(2,033)	(1,953)	(2,100)	(2,311)	(2,367)
	Death benefits/annuitizations/other	(359)	(334)	(313)	(335)	(384)
	Net exchanges	12	29	35	99	60

	Net Flows	2,201	1,680	963	627	412
	Change in market value/change in reserve/interest credited	1,684	438	(1,388)	6,911	(1,958)

	Ending balance	$90,386	$92,504	$92,079	$99,617	$98,071

FIXED MVA AND OTHER	Beginning balance	$11,215	$11,312	$11,372	$11,471	$11,384
	Sales/premiums/other deposits	232	359	316	224	197
	Acquisitions	—	—	176	547	—
	Surrenders	(176)	(313)	(387)	(785)	(578)
	Death benefits/annuitizations/other	(105)	(116)	(127)	(138)	(135)
	Net exchanges	(12)	(28)	(35)	(99)	(59)

	Net Flows	(61)	(98)	(57)	(251)	(575)
	Change in market value/change in reserve/interest credited	158	158	156	164	137

	Ending balance	$11,312	$11,372	$11,471	$11,384	$10,946

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$97,716	$101,698	$103,876	$103,550	$111,001
	Sales/premiums/other deposits	4,813	4,297	3,657	3,398	3,300
	Acquisitions	—	—	176	547	—
	Surrenders	(2,209)	(2,266)	(2,487)	(3,096)	(2,945)
	Death benefits/annuitizations/other	(464)	(450)	(440)	(473)	(519)
	Net exchanges	—	1	—	—	1

	Net Flows	2,140	1,582	906	376	(163)
	Change in market value/change in reserve/interest credited	1,842	596	(1,232)	7,075	(1,821)

	Ending balance	$101,698	$103,876	$103,550	$111,001	$109,017

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	The embedded value of the variable annuity inforce business was $2,772 for the year ended December 31, 2004 based on the following significant assumptions: (a) 9.25% Cost of capital, (b) 9% separate account appreciation, (c) 35% Effective tax rate. Excludes the value of statutory surplus to support the in-force business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ACCOUNT VALUE ROLLFORWARD [1]

		1Q	2Q	3Q	4Q	1Q
		2004	2004	2004	2004	2005
401K	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$4,606	$5,158	$5,485	$5,791	$6,531
	Sales/premiums/other deposits	650	507	557	552	897
	Surrenders	(197)	(209)	(203)	(239)	(256)
	Death benefits/annuitizations/other	(8)	(7)	(8)	(5)	(4)

	Net Flows	445	291	346	308	637
	Change in market value/change in reserve/interest credited	107	36	(40)	432	(104)

	Ending balance	$5,158	$5,485	$5,791	$6,531	$7,064

RETAIL MUTUAL FUNDS	Asset Rollforward
	Beginning balance	$20,301	$21,888	$22,734	$22,694	$25,240
	Sales	1,942	1,409	1,258	1,255	1,446
	Redemptions	(887)	(785)	(819)	(868)	(1,065)

	Net Sales	1,055	624	439	387	381
	Change in market value	557	245	(459)	2,179	(652)
	Other	(25)	(23)	(20)	(20)	(20)

	Ending balance	$21,888	$22,734	$22,694	$25,240	$24,949

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$25	$23	$23	$24	$25	—	4%
Cost of insurance charges	47	50	48	50	40	(15%)	(20%)
Mutual fund and other fees	2	3	6	6	2	—	(67%)

Total fee income	74	76	77	80	67	(9%)	(16%)

Direct premiums	109	95	100	167	84	(23%)	(50%)

Total premiums and other considerations	183	171	177	247	151	(17%)	(39%)

Net investment income
Net investment income on G/A assets	249	255	262	265	266	7%	—
Net investment income on assigned capital	7	6	7	7	7	—	—
Charge for invested capital	1	1	—	1	—	(100%)	(100%)

Total net investment income	257	262	269	273	273	6%	—
Net realized capital gains	2	1	2	2	—	(100%)	(100%)

Total revenues	442	434	448	522	424	(4%)	(19%)

Benefits and Expenses
Benefits and claims
Death benefits	37	46	38	44	33	(11%)	(25%)
Other contract benefits	82	81	87	83	86	5%	4%
Change in reserve	94	85	92	157	50	(47%)	(68%)
Interest credited on G/A assets	142	145	146	154	147	4%	(5%)

Total benefits and claims	355	357	363	438	316	(11%)	(28%)

Other insurance expenses
Commissions & wholesaling expenses	10	9	10	10	15	50%	50%
Operating expenses	30	26	29	32	29	(3%)	(9%)
Dividends to policyholders	12	8	2	5	17	42%	NM
Premium taxes and other expenses	3	1	4	7	1	(67%)	(86%)

Subtotal — expenses before deferral	55	44	45	54	62	13%	15%
Deferred policy acquisition costs	(18)	(17)	(16)	(20)	(19)	(6%)	5%

Total other insurance expense	37	27	29	34	43	16%	26%
Amortization of deferred policy acquisition costs	9	10	9	9	9	—	—

Total benefits and expenses	401	394	401	481	368	(8%)	(23%)

Income before income tax expense	41	40	47	41	56	37%	37%
Income tax expense	12	12	14	6	16	33%	167%

Income before cumulative effect of accounting changes	29	28	33	35	40	38%	14%

Cumulative effect of accounting changes, net of tax	(1)	—	—	—	—	100%	—

Net income	28	28	33	35	40	43%	14%

Less: cumulative effect of accounting changes, net of tax	(1)	—	—	—	—	100%	—
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—

Operating income	29	28	33	35	40	38%	14%
Less: Tax related items						—	—

Operating income, before tax related items	$29	$28	$33	$35	$40	38%	14%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/OTHER DEPOSITS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
SALES
Institutional
Structured settlements	$140	$156	$175	$177	$115	(18%)	(35%)
Institutional annuities	11	7	22	78	13	18%	(83%)
Mutual funds	96	38	62	62	190	98%	NM
GIC/Funding agreements	74	1,000	624	900	976	NM	8%

Total Institutional	$321	$1,201	$883	$1,217	$1,294	NM	6%

Governmental
Annuity	$126	$111	$73	$71	$112	(11%)	58%
Mutual funds	10	8	8	9	14	40%	56%

Total Governmental	$136	$119	$81	$80	$126	(7%)	58%

Private Placement Life Insurance
Corporate owned	$103	$142	$146	$265	$66	(36%)	(75%)
High net worth	49	16	5	14	38	(22%)	171%

Total Private Placement Life Insurance	$152	$158	$151	$279	$104	(32%)	(63%)

SALES & OTHER DEPOSITS
Institutional
Structured settlements	$203	$180	$156	$172	$138	(32%)	(20%)
Institutional annuities	7	11	22	78	16	129%	(79%)
Mutual funds	96	38	82	62	190	98%	NM
GIC/Funding agreements	18	319	546	613	907	NM	48%
Other	4	316	4	6	—	(100%)	(100%)

Total Institutional	328	864	810	931	1,251	NM	34%

Governmental
Annuity	358	307	255	201	372	4%	85%
Mutual funds	10	8	8	9	14	40%	56%

Total Governmental	368	315	263	210	386	5%	84%

Private Placement Life Insurance
Corporate owned	175	131	137	262	69	(61%)	(74%)
High net worth	48	16	5	8	44	(8%)	NM

Total Private Placement Life Insurance	223	147	142	270	113	(49%)	(58%)

Total Institutional Solutions Group	$919	$1,326	$1,215	$1,411	$1,750	90%	24%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
INSTITUTIONAL
General account	$10,135	$10,318	$10,919	$11,337	$12,319	22%	9%
Guaranteed separate account	357	335	352	355	353	(1%)	(1%)
Non-guaranteed separate account	2,449	2,724	2,740	2,907	2,825	15%	(3%)

Total Institutional	$12,941	$13,377	$14,011	$14,599	$15,497	20%	6%

GOVERNMENTAL
General account	$3,831	$3,907	$3,994	$4,048	$4,121	8%	2%
Non-guaranteed separate account	5,412	5,538	5,443	5,914	5,761	6%	(3%)

Total Governmental	$9,243	$9,445	$9,437	$9,962	$9,882	7%	(1%)

PRIVATE PLACEMENT LIFE INSURANCE
General account	$2,417	$2,397	$2,409	$2,412	$1,888	(22%)	(22%)
Non-guaranteed separate account	21,425	21,703	22,000	22,615	22,710	6%	—

Total Private Placement Life Insurance	$23,842	$24,100	$24,409	$25,027	$24,598	3%	(2%)

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$16,383	$16,622	$17,322	$17,797	$18,328	12%	3%
Guaranteed separate account	357	335	352	355	353	(1%)	(1%)
Non-guaranteed separate account	29,286	29,965	30,183	31,436	31,296	7%	—

Total Institutional Solutions Group account value	$46,026	$46,922	$47,857	$49,588	$49,977	9%	1%

BY PRODUCT
Institutional
Structured settlements	$3,492	$3,673	$3,828	$4,006	$4,145	19%	3%
Institutional annuities	2,418	2,397	2,418	2,492	2,488	3%	—
GIC/Funding agreements	4,686	4,690	5,129	5,297	6,139	31%	16%
Other	2,345	2,617	2,636	2,804	2,725	16%	(3%)

Total Institutional	12,941	13,377	14,011	14,599	15,497	20%	6%

Governmental — Annuity	9,243	9,445	9,437	9,962	9,882	7%	(1%)

Private Placement Life Insurance
Variable	21,305	21,592	21,889	22,498	22,641	6%	1%
Leveraged	2,537	2,508	2,520	2,529	1,957	(23%)	(23%)

Total Private Placement Life Insurance	23,842	24,100	24,409	25,027	24,598	3%	(2%)

Total Institutional Solutions Group account value	46,026	46,922	47,857	49,588	49,977	9%	1%

Mutual Fund Assets
Institutional mutual fund assets	484	508	569	676	815	68%	21%
Governmental mutual fund assets	762	764	731	756	738	(3%)	(2%)

Total Mutual Fund Assets	1,246	1,272	1,300	1,432	1,553	25%	8%

Total Institutional Solutions Group Assets Under Management	$47,272	$48,194	$49,157	$51,020	$51,530	9%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP

SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		1Q	2Q	3Q	4Q	1Q
		2004	2004	2004	2004	2005
INSTITUTIONAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$12,660	$12,941	$13,377	$14,011	$14,599
	Sales/premiums/other deposits	232	826	728	869	1,061
	Surrenders	(88)	(402)	(197)	(537)	(155)
	Death benefits/annuitizations/other	(99)	(101)	(104)	(103)	(114)

	Net Flows	45	323	427	229	792
	Change in market value/change in reserve/interest credited	236	113	207	359	106

	Ending balance	$12,941	$13,377	$14,011	$14,599	$15,497

GOVERNMENTAL	Account Value Rollforward
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$8,965	$9,243	$9,445	$9,437	$9,962
	Sales/premiums/other deposits	358	307	255	201	372
	Surrenders	(239)	(185)	(169)	(233)	(316)
	Death benefits/annuitizations/other	(15)	(16)	(16)	(18)	(15)

	Net Flows	104	106	70	(50)	41
	Change in market value/change in reserve/interest credited	174	96	(78)	575	(121)

	Ending balance	$9,243	$9,445	$9,437	$9,962	$9,882

PRIVATE PLACEMENT LIFE INSURANCE	Account Value Rollforward
	Beginning balance	$23,517	$23,842	$24,100	$24,409	$25,027
	Initial and subsequent premiums	223	147	142	270	113
	Surrenders	(16)	(35)	(3)	(26)	(627)
	Death benefits/annuitizations/other	(119)	(121)	(94)	(73)	(88)

	Net Flows	88	(9)	45	171	(602)
	Change in market value/change in
	reserve/interest credited	237	267	264	447	173

	Ending balance	$23,842	$24,100	$24,409	$25,027	$24,598

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE

INCOME STATEMENTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Revenues
Premiums and other considerations
Variable life fees	$12	$13	$13	$15	$14	17%	(7%)
Cost of insurance charges	110	110	113	113	114	4%	1%
Other fees	64	58	64	82	67	5%	(18%)

Total fee income	186	181	190	210	195	5%	(7%)

Direct premiums	17	17	17	20	19	12%	(5%)
Reinsurance premiums	(22)	(22)	(23)	(25)	(27)	(23%)	(8%)

Net premiums	(5)	(5)	(6)	(5)	(8)	(60%)	(60%)

Total premiums and other considerations	181	176	184	205	187	3%	(9%)

Net investment income
Net investment income on G/A assets	80	82	84	82	81	1%	(1%)
Net investment income on assigned capital	3	4	3	3	3	—	—
Charge for invested capital	(10)	(10)	(9)	(10)	(9)	10%	10%

Total net investment income	73	76	78	75	75	3%	—
Net realized capital gains (losses)	—	—	1	(1)	—	—	100%

Total revenues	254	252	263	279	262	3%	(6%)

Benefits and Expenses
Benefits and claims
Death benefits	67	61	60	57	66	(1%)	16%
Other contract benefits	5	6	5	6	4	(20%)	(33%)
Change in reserve	—	—	(3)	—	(5)	—	—
Interest credited on G/A assets	53	53	53	57	55	4%	(4%)

Total benefits and claims	125	120	115	120	120	(4%)	—

Other insurance expenses
Commissions & wholesaling expenses	44	46	47	63	52	18%	(17%)
Operating expenses	48	50	52	62	52	8%	(16%)
Dividends to policyholders	1	—	1	—	1	—	—
Premium taxes and other expenses	8	9	8	8	9	13%	13%

Subtotal — expenses before deferral	101	105	108	133	114	13%	(14%)
Deferred policy acquisition costs	(61)	(66)	(67)	(89)	(74)	(21%)	17%

Total other insurance expense	40	39	41	44	40	—	(9%)
Amortization of deferred policy acquisition costs and present value of future profits	39	40	43	58	45	15%	(22%)

Total benefits and expenses	204	199	199	222	205	—	(8%)

Income before income tax expense	50	53	64	57	57	14%	—
Income tax expense	16	16	20	18	18	13%	—

Income before cumulative effect of accounting changes	34	37	44	39	39	15%	—
Cumulative effect of accounting change, net of tax	(1)	—	—	—	—	100%	—

Net income	33	37	44	39	39	18%	—

Less: cumulative effect of accounting change, net of tax	(1)	—	—	—	—	100%	—

Operating income	34	37	44	39	39	15%	—
Less: Tax related items	—	—	—	—	—	—	—

Operating income, before tax related items	$34	$37	$44	$39	$39	15%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE

SUPPLEMENTAL DATA

						Year Over Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer/banks	$21	$23	$26	$36	$23	10%	(36%)
Independent broker-dealer/WFS	16	14	17	20	11	(31%)	(45%)
Life professional/other	14	10	13	23	12	(14%)	(48%)

Total sales by distribution	$51	$47	$56	$79	$46	(10%)	(42%)

SALES BY PRODUCT
Variable life	$23	$25	$31	$37	$21	(9%)	(43%)
Universal life/whole life	24	19	21	38	22	(8%)	(42%)
Term life/other	4	3	4	4	3	(25%)	(25%)

Total sales by product	$51	$47	$56	$79	$46	(10%)	(42%)

ACCOUNT VALUE
General account	$4,395	$4,425	$4,465	$4,538	$4,591	4%	1%
Separate account	4,441	4,567	4,478	4,949	4,838	9%	(2%)

Total account value	$8,836	$8,992	$8,943	$9,487	$9,429	7%	(1%)

ACCOUNT VALUE BY PRODUCT
Variable life	$4,797	$4,934	$4,860	$5,356	$5,249	9%	(2%)
Universal life/interest sensitive whole life	3,297	3,321	3,350	3,402	3,452	5%	1%
Modified guaranteed life	653	647	641	636	631	(3%)	(1%)
Other	89	90	92	93	97	9%	4%

Total account value by product	$8,836	$8,992	$8,943	$9,487	$9,429	7%	(1%)

LIFE INSURANCE IN FORCE
Variable life	$67,101	$67,537	$68,051	$69,089	$69,442	3%	1%
Universal life/interest sensitive whole life	38,532	38,554	38,717	39,109	39,349	2%	1%
Term life	25,711	27,199	28,795	30,577	31,837	24%	4%
Modified guaranteed life	872	857	843	827	815	(7%)	(1%)
Other	266	273	280	287	296	11%	3%

Total life insurance in force	$132,482	$134,420	$136,686	$139,889	$141,739	7%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		1Q	2Q	3Q	4Q	1Q
		2004	2004	2004	2004	2005
VARIABLE LIFE	Beginning balance	$4,725	$4,797	$4,934	$4,860	$5,356
	First year & single premiums	65	68	78	107	67
	Renewal premiums	139	136	128	151	138

	Premiums and deposits	204	204	206	258	205
	Change in market value/interest credited	44	106	(97)	445	(123)
	Surrenders	(75)	(62)	(75)	(76)	(78)
	Death benefits/policy fees	(101)	(111)	(108)	(131)	(111)

	Ending balance	$4,797	$4,934	$4,860	$5,356	$5,249

OTHER [1]	Beginning balance	$4,001	$4,039	$4,058	$4,083	$4,131

	First year & single premiums	60	48	54	65	61
	Renewal premiums	83	86	87	105	91

	Premiums and deposits	143	134	141	170	152
	Change in market value/interest credited	48	47	48	53	48
	Surrenders	(55)	(56)	(60)	(59)	(49)
	Death benefits/policy fees	(98)	(106)	(104)	(116)	(102)

	Ending balance	$4,039	$4,058	$4,083	$4,131	$4,180

TOTAL INDIVIDUAL LIFE	Beginning balance	$8,726	$8,836	$8,992	$8,943	$9,487
	First year & single premiums	125	116	132	172	128
	Renewal premiums	222	222	215	256	229

	Premiums and deposits	347	338	347	428	357
	Change in market value/interest credited	92	153	(49)	498	(75)
	Surrenders	(130)	(118)	(135)	(135)	(127)
	Death benefits/policy fees	(199)	(217)	(212)	(247)	(213)

	Ending balance	$8,836	$8,992	$8,943	$9,487	$9,429

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE
GROUP BENEEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Revenues
Premiums and other considerations
ASO fees	$9	$8	$9	$9	$11	22%	22%
Other fees	1	1	—	—	—	(100%)	—

Total fee income	10	9	9	9	11	10%	22%

Direct premiums	726	720	746	745	824	13%	11%
Reinsurance premiums	179	177	159	163	113	(37%)	(31%)

Total premiums and other considerations	915	906	914	917	948	4%	3%

Net investment income
Net investment income on G/A assets	77	80	82	85	86	12%	1%
Net investment income on assigned capital	12	13	13	13	12	—	(8%)

Total net investment income	89	93	95	98	98	10%	—
Net realized capital gains (losses)	—	1	—	—	—	—	—

Total revenues	1,004	1,000	1,009	1,015	1,046	4%	3%

Benefits and Expenses
Benefits and claims
Death benefits	259	232	217	211	239	(8%)	13%
Other contract benefits	387	396	394	397	414	7%	4%
Change in reserve	38	62	60	50	69	82%	38%

Total benefits and claims	684	690	671	658	722	6%	10%

Other insurance expenses
Commissions & wholesaling expenses	129	123	117	132	119	(8%)	(10%)
Operating expenses	113	109	112	129	114	1%	(12%)
Premium taxes and other expenses	19	17	16	17	16	(16%)	(6%)

Subtotal — expenses before deferral	261	249	245	278	249	(5%)	(10%)
Deferred policy acquisition costs	(9)	(9)	(11)	(15)	(12)	(33%)	20%

Total other insurance expense	252	240	234	263	237	(6%)	(10%)
Amortization of deferred policy acquisition costs	5	6	7	5	7	40%	40%

Total benefits and expenses	941	936	912	926	966	3%	4%

Income before income tax expense	63	64	97	89	80	27%	(10%)
Income tax expense	16	16	27	25	21	31%	(16%)

Net income	47	48	70	64	59	26%	(8%)
Less: Non operating net realized gains (losses), net of tax	—	—	—	—	—	—	—

Operating income	47	48	70	64	59	26%	(8%)
Less: Tax related items	—	—	—	—	—	—	—

Operating income, before tax related items	$47	$48	$70	$64	$59	26%	(8%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
							Year	Sequential
		1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
		2004	2004	2004	2004	2005	Change	Change
PREMIUMS	Fully Insured - Ongoing Premiums
	Group disability	$393	$383	$393	$393	$413	5%	5%
	Group life	415	412	411	417	396	(5%)	(5%)
	Other	97	102	100	95	103	6%	8%

	Total fully insured - ongoing premiums	905	897	904	905	912	1%	1%

	Total buyouts [1]	—	—	1	3	25	—	NM

	Total premiums	905	897	905	908	937	4%	3%
	Group disability - premium equivalents [2]	62	72	71	65	63	2%	(3%)

	Total premiums and premium equivalent claims	$967	$969	$976	$973	$1,000	3%	3%

SALES (GROSS	Fully Insured - Ongoing Sales
ANNUALIZED	Group disability	$139	$35	$39	$24	$198	42%	NM
NEW PREMIUMS)	Group life [4]	152	58	51	40	132	(13%)	NM
	Other	50	11	17	16	46	(8%)	188%

	Total fully insured - ongoing sales	341	104	107	80	376	10%	NM

	Total buyouts [1]	—	—	3	3	26	—	NM

	Total sales	341	104	110	83	402	18%	NM
	Group disability premium equivalents [2]	37	8	33	7	47	27%	NM

	Total sales and premium equivalents	$378	$112	$143	$90	$449	19%	NM

RATIOS [3]	Loss Ratio	74.8%	76.2%	73.4%	71.7%	75.5%	1%	5%
	Expense Ratio	28.1%	27.2%	26.4%	29.3%	26.4%	(6%)	(10%)

RESERVES [5]	Group disability	$4,020	$4,062	$4,116	$4,163	$4,237	5%	2%
	Group life	1,246	1,258	1,273	1,240	1,247	—	1%
	Other	181	179	184	179	170	(6%)	(5%)

	Total reserves	$5,447	$5,499	$5,573	$5,582	$5,654	4%	1%

[1] Takeover of open claim liabilities and other non-recurring premium amounts.

[2] Administrative services only (ASO) fees and claims under claim management agreements.

[3] Ratios calculated excluding the effects of buyout premiums.

[4] During the first quarter of 2005 the Company acquired fully insured ongoing premiums of $22 from a third party for $23 in cash.

[5] Reserve balances are net of reinsurance recoverables of $241, $228, $225, $311 and $318 as of 1Q 2004, 2Q 2004, 3Q 2004, 4Q 2004 and 1Q 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA [1]

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
SALES — Dollars
Individual Annuity
Variable	$1,436	$1,599	$2,286	$1,943	$3,072	114%	58%
Fixed MVA	—	—	9	512	688	100%	34%

Total sales by product	$1,436	$1,599	$2,295	$2,455	$3,760	162%	53%

SALES — Yen
Individual Annuity
Variable	¥153,402	¥174,231	¥251,303	¥203,251	¥321,911	110%	58%
Fixed MVA	—	—	954	53,273	72,017	100%	35%

Total sales by product	¥153,402	¥174,231	¥252,257	¥256,524	¥393,928	157%	54%

NET FLOWS — Dollars
Individual Annuity
Variable	$1,285	$1,452	$2,173	$1,844	$2,892	125%	57%
Fixed MVA	—	—	9	486	651	100%	34%

Total net flows by product	$1,285	$1,452	$2,182	$2,330	$3,543	176%	52%

NET FLOWS — Yen
Individual Annuity
Variable	¥137,227	¥158,274	¥238,935	¥192,866	¥302,976	121%	57%
Fixed MVA	—	—	954	50,601	68,072	100%	35%

Total net flows by product	¥137,227	¥158,274	¥239,889	¥243,467	¥371,048	170%	52%

AUM — Dollars
Individual Annuity
Variable	$8,119	$9,277	$11,118	$14,129	$16,495	103%	17%
Fixed MVA	—	—	9	502	1,120	100%	123%

Total AUM by product	$8,119	$9,277	$11,127	$14,631	$17,615	117%	20%

AUM — Yen
Individual Annuity
Variable	¥846,172	¥1,009,074	¥1,223,484	¥1,450,025	¥1,767,250	109%	22%
Fixed MVA	—	—	951	51,503	120,011	100%	133%

Total AUM by product	¥846,172	¥1,009,074	¥1,225,387	¥1,553,030	¥2,007,271	137%	29%

[1]	Operating income for the first quarter of 2005 for the Hartford’s Japanese operation was $20. In addition, there is a $3 after tax realized loss that is attributable to our Japanese fixed annuity product which is a portion of the realized gains and losses associated with this product. This amount represents the net periodic accruals on currency rate swaps used in the risk management of this product and is considered to be an integral part of the operating performance.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,397	$2,548	$2,575	$2,374	$2,581	8%	9%
Earned premiums [1]	2,186	2,353	2,474	2,481	2,507	15%	1%
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	225	97	(25)	63	118	(48%)	87%
Personal Lines	106	75	(137)	94	127	20%	35%
Specialty Commercial	(110)	29	(58)	86	40	NM	(53%)

Ongoing Operations underwriting results	221	201	(220)	243	285	29%	17%
Other Operations [2]	(65)	(214)	(110)	(59)	(28)	57%	53%

Total Property & Casualty underwriting results [3]	$156	$(13)	$(330)	$184	$257	65%	40%
ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	66.8	65.2	80.4	63.9	63.1	3.7	0.8
Prior year [1] [4]	(4.5)	0.7	2.1	1.4	0.2	(4.7)	1.2

Total loss and loss adjustment expenses	62.2	65.8	82.5	65.4	63.3	(1.1)	2.1
Expenses	27.3	25.6	26.1	24.8	25.1	2.2	(0.3)
Policyholder dividends	0.3	—	0.3	—	0.2	0.1	(0.2)

Combined ratio	89.8	91.4	108.9	90.2	88.6	1.2	1.6

Catastrophe ratio [4]	(12.2)	2.4	15.6	1.2	1.9	(14.1)	(0.7)

Combined ratio before catastrophes	102.0	89.0	93.3	89.0	86.8	15.2	2.2
Combined ratio before catastrophes and prior year development	92.7	88.5	90.5	87.6	87.1	5.6	0.5

Total Property & Casualty Income and ROE
Net income (loss)	$341	$203	$24	$342	$417	22%	22%
Operating income (loss) [5] [6]	297	188	13	331	386	30%	17%
Impact of tax related items	—	—	26	—	—	—	—
Operating income (loss) before tax related items [6]	297	188	(13)	331	386	30%	17%

Operating income ROE (last 12 months income-equity x-AOCI) [6]	18.5%	16.6%	12.4%	14.2%	14.7%	(3.8)	0.5
Operating income ROE (last 12 months income-equity x-AOCI) before tax related items, and severance charge [6] [7]	17.1%	16.6%	11.9%	13.7%	14.3%	(2.8)	0.6

	PROPERTY & CASUALTY
	Dec. 31,	Mar. 31,
	2004	2005	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions)	$6.4	$6.7	0.3
Hartford Fire premium to adjusted surplus ratio	1.5	1.5	—

[1]	Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. Ongoing Operations prior year loss and loss adjustment expenses for the quarter ended March 31, 2004 included a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[2]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the quarter ended June 30, 2004 includes a reduction in the net reinsurance recoverable by $181, before tax, and $118 after-tax. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[3]	Includes catastrophes of $46, before tax, for the quarter ended March 31, 2005. Catastrophe losses for the quarter ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne. Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

[5]	Operating income for Property & Casualty before the impacts of the $90 decrease in estimated earned premiums on retrospectively-rated policies and prior year loss development is $322 for the quarter ended March 31, 2004.

[6]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[7]	The March 31, 2004 ratio reflects the equity impact of the May 2003 capital contribution in beginning equity.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,397	$2,548	$2,575	$2,374	$2,581	8%	9%
Change in reserve	211	195	101	(107)	74	(65%)	NM

Earned premiums [1] [2]	2,186	2,353	2,474	2,481	2,507	15%	1%

Loss and loss adjustment expenses

Current year	1,469	1,535	1,996	1,590	1,580	8%	(1%)
Prior year [1]	(51)	221	144	100	34	NM	(66%)

Total loss and loss adjustment expenses [3]	1,418	1,756	2,140	1,690	1,614	14%	(4%)

Underwriting expenses	605	611	657	608	632	4%	4%
Dividends to policyholders	7	(1)	7	(1)	4	(43%)	NM

Underwriting results	156	(13)	(330)	184	257	65%	40%

Net servicing income	9	21	10	2	13	44%	NM
Net investment income	311	295	309	333	337	8%	1%
Periodic net coupon settlements on non-qualifying derivatives, before-tax [4]	4	3	1	1	—	(100%)	(100%)
Other expenses	(68)	(60)	(53)	(54)	(60)	12%	(11%)
Income tax expense	(115)	(58)	50	(135)	(161)	(40%)	(19%)

Operating income (loss), before tax related items	297	188	(13)	331	386	30%	17%

Tax related items [5]	—	—	26	—	—	—	—

Operating income (loss)	297	188	13	331	386	30%	17%

Add: Net realized capital gains, after-tax [4]	44	15	11	11	31	(30%)	182%

Net income (loss)	$341	$203	$24	$342	$417	22%	22%

Total Property & Casualty effective tax rate — net income	28.8%	24.8%	NM	29.0%	29.9%	1.1	0.9
Total Property & Casualty effective tax rate — operating income [4]	27.8%	23.8%	NM	28.8%	29.5%	1.7	0.7

[1]	Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance. The quarter ended June 30, 2004 includes a reduction in net reinsurance recoverables of $181. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75.

[2]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $17.

[3]	Includes catastrophes of $46, before tax, for the quarter ended March 31, 2005. Catastrophe losses for the quarter ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

[5]	Tax benefit related to the audit settlement of tax years prior to 2004.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATING UNDERWRITING RESULTS
FOR THE FIRST QUARTER ENDED MARCH 31, 2005

						Total
	Business	Personal	Specialty	Ongoing	Other	Property &
	Insurance	Lines	Commercial	Operations	Operations	Casualty
UNDERWRITING RESULTS
Written premiums	$1,238	$864	$477	$2,579	$2	$2,581
Change in reserve	88	(25)	12	75	(1)	74

Earned premiums	1,150	889	465	2,504	3	2,507

Loss and loss adjustment expenses
Current year	689	577	314	1,580	—	1,580
Prior year	8	(11)	9	6	28	34

Total loss and loss adjustment expenses [1]	697	566	323	1,586	28	1,614

Underwriting expenses	333	196	100	629	3	632
Dividends to policyholders	2	—	2	4	—	4

Underwriting results	$118	$127	$40	$285	$(28)	$257

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.0	65.0	67.1	63.1
Prior year [2]	0.7	(1.2)	1.9	0.2

Total loss and loss adjustment expenses	60.7	63.7	69.1	63.3

Expenses	28.9	22.0	21.9	25.1
Policyholder dividends	0.2	—	0.4	0.2

Combined ratio	89.8	85.8	91.3	88.6

Catastrophe ratio [2]	1.5	2.5	1.5	1.9

Combined ratio before catastrophes	88.2	83.3	89.8	86.8

Combined ratio before catastrophes and prior year development [2]	88.3	85.0	88.0	87.1

[1]	Total Property & Casualty includes catastrophes, before tax, of $46 for the quarter ended March 31, 2005. Refer to the respective segment underwriting pages for catastrophe losses by segment.

[2]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
UNDERWRITING RESULTS
Written premiums	$2,398	$2,552	$2,581	$2,373	$2,579	8%	9%
Change in reserve	224	213	103	(106)	75	(67%)	NM

Earned premiums [1] [2]	2,174	2,339	2,478	2,479	2,504	15%	1%

Loss and loss adjustment expenses
Current year	1,452	1,524	1,991	1,587	1,580	9%	(0%)
Prior year [3]	(99)	16	53	35	6	NM	(83%)

Total loss and loss adjustment expenses [4]	1,353	1,540	2,044	1,622	1,586	17%	(2%)
Underwriting expenses	593	599	647	615	629	6%	2%
Dividends to policyholders	7	(1)	7	(1)	4	(43%)	NM

Underwriting results	$221	$201	$(220)	$243	$285	29%	17%

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	66.8	65.2	80.4	63.9	63.1	3.7	0.8
Prior year [3] [5]	(4.5)	0.7	2.1	1.4	0.2	(4.7)	1.2

Total loss and loss adjustment expenses	62.2	65.8	82.5	65.4	63.3	(1.1)	2.1
Expenses [2]	27.3	25.6	26.1	24.8	25.1	2.2	(0.3)
Policyholder dividends	0.3	—	0.3	—	0.2	0.1	(0.2)

Combined ratio	89.8	91.4	108.9	90.2	88.6	1.2	1.6

Catastrophe ratio [5]	(12.2)	2.4	15.6	1.2	1.9	(14.1)	(0.7)

Combined ratio before catastrophes	102.0	89.0	93.3	89.0	86.8	15.2	2.2

Combined ratio before catastrophes and prior year development [2] [4]	92.7	88.5	90.5	87.6	87.1	5.6	0.5

[1]	Ongoing Operations earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 also includes a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims. Other prior year loss development for the first quarter ended March 31, 2004 includes an increase in reserves of $9. The following table shows underwriting ratios for the quarter ended March 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	64.1
Prior year	—

Total loss and loss adjustment expenses	64.1
Expenses	26.2
Policyholder dividends	0.3

Combined ratio	90.6

Catastrophe ratio	1.6

Combined ratio before catastrophes	89.0
Combined ratio before catastrophes and prior year development	89.0

[2]	Earned premiums for the quarter ended September 30, 2004 include catastrophe treaty reinstatement premium of $17.

[3]	The quarter ended March 31, 2004 includes a net reserve release of $298 related to September 11 and an increase in reserves of $190 for construction defects claims.

[4]	Includes catastrophes of $46, before tax, for the quarter ended March 31, 2005. Catastrophe losses for the quarter ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[5]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
UNDERWRITING RESULTS
Written premiums	$1,136	$1,134	$1,148	$1,157	$1,238	9%	7%
Change in reserve	118	73	53	32	88	(25%)	175%

Earned premiums [1] [2]	1,018	1,061	1,095	1,125	1,150	13%	2%

Loss and loss adjustment expenses
Current year	626	634	753	687	689	10%	—
Prior year	(147)	9	30	41	8	NM	(80%)

Total loss and loss adjustment expenses [3]	479	643	783	728	697	46%	(4%)

Underwriting expenses	310	316	333	337	333	7%	(1%)
Dividends to policyholders	4	5	4	(3)	2	(50%)	NM

Underwriting results	$225	$97	$(25)	$63	$118	(48%)	87%

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	61.6	59.6	68.8	61.0	60.0	1.6	1.0
Prior year [4]	(14.5)	0.8	2.8	3.7	0.7	(15.2)	3.0

Total loss and loss adjustment expenses	47.1	60.4	71.6	64.7	60.7	(13.6)	4.0

Expenses	30.3	30.0	30.3	29.9	28.9	1.4	1.0
Policyholder dividends	0.4	0.4	0.4	(0.2)	0.2	0.2	(0.4)

Combined ratio	77.9	90.8	102.3	94.4	89.8	(11.9)	4.6

Catastrophe ratio [4]	(15.4)	1.7	8.1	1.0	1.5	(16.9)	(0.5)

Combined ratio before catastrophes	93.4	89.1	94.2	93.4	88.2	5.2	5.2

Combined ratio before catastrophes and prior year development	90.3	88.3	90.7	89.7	88.3	2.0	1.4

[1]	The quarter ended March 31, 2004 includes a net reserve release of $175 related to September 11 and an increase in reserves of $23 for construction defects claims. Other prior year development in 2004 includes an increase in reserves of $5 for the first quarter ended March 31, 2004.

[2]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $6.

[3]	Includes catastrophes of $17, before tax, for the quarter ended March 31, 2005. Catastrophe losses for the quarter ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
WRITTEN PREMIUMS [1]

Small Commercial	$560	$577	$549	$569	$658	18%	16%
Middle Market	576	557	599	588	580	1%	(1%)

Total	$1,136	$1,134	$1,148	$1,157	$1,238	9%	7%

EARNED PREMIUMS [1]

Small Commercial	$481	$521	$526	$549	$572	19%	4%
Middle Market	537	540	569	576	578	8%	—

Total	$1,018	$1,061	$1,095	$1,125	$1,150	13%	2%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
UNDERWRITING RESULTS
Written premiums	$836	$945	$920	$856	$864	3%	1%
Change in reserve	1	84	53	(26)	(25)	NM	4%

Earned premiums [1]	835	861	867	882	889	6%	1%

Loss and loss adjustment expenses
Current year	533	588	797	591	577	8%	(2%)
Prior year [2]	1	4	2	(4)	(11)	NM	(175%)

Total loss and loss adjustment expenses [3]	534	592	799	587	566	6%	(4%)

Underwriting expenses	195	194	205	201	196	1%	(2%)

Underwriting results	$106	$75	$(137)	$94	$127	20%	35%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	64.0	68.1	91.9	67.1	65.0	(1.0)	2.1
Prior year [2] [4]	0.1	0.5	0.2	(0.4)	(1.2)	1.3	0.8

Total loss and loss adjustment expenses	64.1	68.6	92.1	66.7	63.7	0.4	3.0

Expenses	23.3	22.6	23.7	22.6	22.0	1.3	0.6

Combined ratio	87.4	91.3	115.8	89.3	85.8	1.6	3.5

Catastrophe ratio [4]	0.8	3.7	25.1	(0.3)	2.5	(1.7)	(2.8)

Combined ratio before catastrophes	86.6	87.6	90.6	89.6	83.3	3.3	6.3

Combined ratio before catastrophes and prior year development	86.1	87.2	89.4	90.0	85.0	1.1	5.0

COMBINED RATIO
Automobile	90.1	95.2	98.9	98.5	89.6	0.5	8.9
Homeowners	78.7	79.0	171.5	60.2	73.7	5.0	(13.5)

Total	87.4	91.3	115.8	89.3	85.8	1.6	3.5

[1]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $7.

[2]	The quarter ended March 31, 2004 includes a net reserve release of $7 related to September 11.

[3]	Includes catastrophes of $22, before tax, for the quarter ended March 31, 2005. Catastrophe losses for the quarter ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$523	$604	$583	$534	$550	5%	3%
Other Affinity	34	33	30	31	29	(15%)	(6%)
Agency	210	243	248	241	232	10%	(4%)
Omni	69	65	59	50	53	(23%)	6%

Total	$836	$945	$920	$856	$864	3%	1%

EARNED PREMIUMS [1]

AARP	$520	$536	$540	$550	$560	8%	2%
Other Affinity	36	35	34	33	31	(14%)	(6%)
Agency	215	225	229	238	242	13%	2%
Omni	64	65	64	61	56	(13%)	(8%)

Total	$835	$861	$867	$882	$889	6%	1%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$649	$706	$685	$645	$672	4%	4%
Homeowners	187	239	235	211	192	3%	(9%)

Total	$836	$945	$920	$856	$864	3%	1%

EARNED PREMIUMS [1]

Automobile	$633	$653	$665	$671	$674	6%	—
Homeowners	202	208	202	211	215	6%	2%

Total	$835	$861	$867	$882	$889	6%	1%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
UNDERWRITING RESULTS
Written premiums	$426	$473	$513	$360	$477	12%	33%
Change in reserve	105	56	(3)	(112)	12	(89%)	NM

Earned premiums [1] [2]	321	417	516	472	465	45%	(1%)

Loss and loss adjustment expenses
Current year	293	302	441	309	314	7%	2%
Prior year	47	3	21	(2)	9	(81%)	NM

Total loss and loss adjustment expenses [3]	340	305	462	307	323	(5%)	5%

Underwriting expenses	88	89	109	77	100	14%	30%
Dividends to policyholders	3	(6)	3	2	2	(33%)	—

Underwriting results	$(110)	$29	$(58)	$86	$40	NM	(53%)

UNDERWRITING RATIOS [1]
Loss and loss adjustment expenses
Current year	90.3	73.2	85.9	64.9	67.1	23.2	(2.2)
Prior year [4]	14.9	0.6	3.9	(0.4)	1.9	13.0	(2.3)

Total loss and loss adjustment expenses	105.2	73.8	89.8	64.5	69.1	36.1	(4.6)

Expenses	28.1	20.4	21.3	16.9	21.9	6.2	(5.0)
Policyholder dividends	0.8	(1.2)	0.4	0.5	0.4	0.4	0.1

Combined ratio	134.1	93.1	111.4	81.8	91.3	42.8	(9.5)

Catastrophe ratio [4]	(35.6)	1.6	15.7	4.2	1.5	(37.1)	2.7

Combined ratio before catastrophes	169.7	91.5	95.7	77.6	89.8	79.9	(12.2)

Combined ratio before catastrophes and prior year development	117.5	91.7	91.9	78.0	88.0	29.5	(10.0)

[1]	Specialty Commercial earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively-rated policies. The quarter ended March 31, 2004 also include a net reserve release of $116 related to September 11 and an increase in reserves of $167 for construction defects claims. Other prior year loss development for the first quarter ended March 31, 2004 includes a decrease in reserves of $4. The following table shows underwriting ratios for the quarter ended March 31, 2004 before giving effect of these items:

Loss and loss adjustment expenses
Current year	70.5
Prior year	—

Total loss and loss adjustment expenses	70.5

Expenses	21.9
Policyholder dividends	0.6

Combined ratio	93.0

Catastrophe ratio	1.3

Combined ratio before catastrophes	91.7

Combined ratio before catastrophes and prior year development	91.7

[2]	Earned premiums for the quarter ended September 30, 2004 are net of catastrophe treaty reinstatement premium of $4.

[3]	Includes catastrophes of $7, before tax, for the quarter ended March 31, 2005. Catastrophe losses for the quarter ended September 30, 2004 include losses from Hurricane Charley, Hurricane Frances, Hurricane Ivan and Hurricane Jeanne.

[4]	Included in both the prior year loss and loss adjustment expenses ratio and catastrophe ratio is prior accident year development on catastrophe losses including, for the quarter ended March 31, 2004, the net reserve release related to September 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
WRITTEN PREMIUMS [1]

Property	$83	$122	$166	72	$66	(20%)	(8%)
Casualty	192	182	197	172	242	26%	41%
Bond	48	50	51	48	52	8%	8%
Professional Liability	78	85	86	93	76	(3%)	(18%)
Other	25	34	13	(25)	41	64%	NM

Total	$426	$473	$513	360	$477	12%	33%

EARNED PREMIUMS [1]

Property	$87	$99	$157	118	$76	(13%)	(36%)
Casualty [2]	81	163	193	198	214	164%	8%
Bond	44	49	47	48	49	11%	2%
Professional Liability	82	82	84	87	82	—	(6%)
Other	27	24	35	21	44	63%	110%

Total	$321	$417	$516	$472	$465	45%	(1%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Earned premiums for the quarter ended March 31, 2004 were reduced by $90 reflecting a decrease in estimated earned premiums on retrospectively - rated policies.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	1Q	2Q	3Q	4Q	1Q
	2004	2004	2004	2004	2005
Written Price Increases
Business Insurance	4%	3%	1%	2%	—
Personal Lines Automobile	4%	4%	3%	3%	—
Personal Lines Homeowners	10%	9%	8%	8%	5%

Premium Retention
Business Insurance	84%	85%	86%	85%	84%
Personal Lines Automobile	88%	88%	90%	89%	87%
Personal Lines Homeowners	101%	101%	101%	96%	94%

New Business % to Net Written Premium
Business Insurance	26%	24%	25%	26%	24%
Personal Lines Automobile	18%	18%	18%	16%	16%
Personal Lines Homeowners	12%	13%	14%	14%	14%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
UNDERWRITING RESULTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
UNDERWRITING RESULTS
Written premiums	$(1)	$(4)	$(6)	$1	$2	NM	100%
Change in reserve	(13)	(18)	(2)	(1)	(1)	92%	—

Earned premiums	12	14	(4)	2	3	(75%)	50%

Loss and loss adjustment expenses
Current year	17	11	5	3	—	(100%)	(100%)
Prior year [1]	48	205	91	65	28	(42%)	(57%)

Total loss and loss adjustment expenses	65	216	96	68	28	(57%)	(59%)

Underwriting expenses	12	12	10	(7)	3	(75%)	NM

Underwriting results	$(65)	$(214)	$(110)	$(59)	$(28)	57%	53%

[1]	The quarter ended March 31, 2004 includes a net reserve release of $97 related to September 11 and an increase of $130 for assumed casualty reinsurance reserves. During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75. The quarter ended December 31, 2004 includes an increase of $40 for assumed casualty reinsurance reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the First Quarter Ended March 31, 2005	Asbestos		Environmental	All Other [1]	Total
Beginning liability - net [2] [3]	$2,471		$385	$2,514	$5,370

Claims and claim adjustment expenses incurred	9		—	19	28

Claims and claim adjustment expenses paid	(94)		(29)	(123)	(246)

Ending liability – net [2] [3]	$2,386	[4]	$356	$2,410	$5,152

[1]	All Other includes unallocated loss adjustment expense reserves and allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental liabilities reported in Ongoing Operations of $11 and $8, respectively, as of March 31, 2005 and $13 and $9, respectively, as of December 31, 2004. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the quarter ended March 31, 2005 includes $3 related to environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the quarter ended March 31, 2005 includes $2 and $4, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $4,138 and $475, respectively, as of March 31, 2005, and $4,322 and $501, respectively as of December 31, 2004.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $207 and $1,572, respectively, resulting in a one year net survival ratio of 11.6 (12.9 excluding the MacArthur payments) and a three year net survival ratio of 4.6 (13.5 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OTHER OPERATIONS
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the First Quarter Ended March 31, 2005	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross

Direct	$150	$4	$18	$—

Assumed — Domestic	8	—	5	—

London Market	28	—	2	—

Total	$186	$4	$25	$—

Ceded	(92)	5	4	—

Net	$94	$9	$29	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the quarter ended March 31, 2005 includes $5 and $3, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the quarter ended March 31, 2005 includes $7 and $4, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Quarter Ended March 31, 2005
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 - gross	$6,057	$2,000	$5,519	$13,576	$7,753	$21,329
Reinsurance and other recoverables	474	190	2,091	2,755	2,383	5,138

Liabilities for unpaid claims and claim adjustment expenses at 1/1/05 - net	5,583	1,810	3,428	10,821	5,370	16,191

Provision for unpaid claims and claim adjustment expenses
Current year	689	577	314	1,580	—	1,580
Prior year	8	(11)	9	6	28	34

Total provision for unpaid claims and claim adjustment expenses	697	566	323	1,586	28	1,614

Payments	(521)	(543)	(272)	(1,336)	(246)	(1,582)

Liabilities for unpaid claims and claim adjustment expenses at 3/31/05 - net	5,759	1,833	3,479	11,071	5,152	16,223
Reinsurance and other recoverables	516	178	2,115	2,809	2,269	5,078

Liabilities for unpaid claims and claim adjustment expenses at 3/31/05 - gross	$6,275	$2,011	$5,594	$13,880	$7,421	$21,301

Earned premiums	$1,150	$889	$465	$2,504	$3	$2,507
Loss and loss expense paid ratio	45.3	61.4	58.5	53.5
Loss and loss expense incurred ratio	60.7	63.7	69.1	63.3
Prior accident year development (pts.)	0.7	(1.2)	1.9	0.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	March 31,	December 31,
	2005	2004
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$629	$646
Unpaid Loss and Loss Adjustment Expense	4,933	4,913

Subtotal Gross Reinsurance Recoverable	5,562	5,559

Less: Allowance for Uncollectible Reinsurance	(376)	(374)

Net Property & Casualty Reinsurance Recoverable	$5,186	$5,185

	% of	% of Rated	% of Rated
	Amount	Total	Companies

Distribution of Net Recoverable as of December 31, 2004

Net Property & Casualty Reinsurance Recoverables	$5,185

Less: Mandatory (Assigned Risk) Pools	(433)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$4,752

Rated A- (Excellent) or better by A.M. Best [2]	$3,134	66.0%	93.1%
Other Rated by A.M. Best [2]	231	4.9%	6.9%

Total Rated Companies	3,365	70.9%	100.0%

Voluntary Pools	227	4.8%
Captives	150	3.2%
Other Not Rated Companies	1,010	21.1%

Total	$4,752	100.0%

[1]	Net of commutations, settlements and known insolvencies.

[2]	Based on A.M. Best ratings as of 12/31/04.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Earned premiums	$2,186	$2,353	$2,474	$2,481	$2,507	15%	1%
Net investment income	311	295	309	333	337	8%	1%
Other revenues	104	117	107	108	112	8%	4%
Net realized capital gains	71	27	18	17	48	(32%)	182%

Total revenues	2,672	2,792	2,908	2,939	3,004	12%	2%

Benefits, claims and claim adjustment expenses [1] [2]	1,418	1,756	2,140	1,690	1,614	14%	(4%)
Amortization of deferred policy acquisition costs	446	455	471	478	492	10%	3%
Insurance operating costs and expenses	166	155	193	129	144	(13%)	12%
Other expenses	163	156	150	160	159	(2%)	(1%)

Total benefits and expenses	2,193	2,522	2,954	2,457	2,409	10%	(2%)

Income (loss) before income taxes	479	270	(46)	482	595	24%	23%

Income tax expense (benefit) [3]	138	67	(70)	140	178	29%	27%

Net income (loss)	341	203	24	342	417	22%	22%

Less: Net realized capital gains, after-tax [4]	44	15	11	11	31	(30%)	182%

Operating income (loss) [4]	$297	$188	$13	$331	$386	30%	17%

Total Property & Casualty effective tax rate — net income	28.8%	24.8%	NM	29.0%	29.9%	1.1	0.9
Total Property & Casualty effective tax rate — operating income [4]	27.8%	23.8%	NM	28.8%	29.5%	1.7	0.7

[1]	The quarter ended March 31, 2004 includes a net reserve release of $395 related to September 11, an increase in reserves of $190 for construction defects claims and an increase in reserves of $130 for assumed casualty reinsurance.

[2]	During the second quarter of 2004, the Company completed an evaluation of the reinsurance recoverable asset associated with older, long-term casualty liabilities reported in the Other Operations segment, including asbestos liabilities. As a result of this evaluation, the Company reduced its net reinsurance recoverable by $181, before tax and $118, after tax. The quarter ended September 30, 2004 includes environmental reserve strengthening of $75, before tax, and $49, after-tax.

[3]	The third quarter ended September 30, 2004 includes a $26 tax benefit related to the audit settlement of tax years prior to 2004.

[4]	For periods prior to January 1, 2005, operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$23,196	$22,774	$23,932	$24,410	$24,130	4%	(1%)
Equity securities, available for sale, at fair value	206	201	201	307	427	107%	39%
Other investments	650	682	799	809	770	18%	(5%)

Total investments	24,052	23,657	24,932	25,526	25,327	5%	(1%)

Cash	178	186	194	215	241	35%	12%
Premiums receivable and agents’ balances	2,762	3,050	3,009	2,844	2,910	5%	2%
Reinsurance recoverables	5,205	4,990	5,139	5,185	5,186	—	—
Deferred policy acquisition costs	987	1,012	1,046	1,071	1,080	9%	1%
Deferred income tax	905	1,176	995	879	914	1%	4%
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	423	435	444	461	464	10%	1%
Other assets	2,942	1,808	1,738	1,685	1,728	(41%)	3%

Total assets	$37,606	$36,466	$37,649	$38,018	$38,002	1%	—

Future policy benefits, unpaid claims and claim adjustment expenses	$20,246	$20,562	$21,314	$21,329	$21,301	5%	—
Unearned premiums	4,563	4,795	4,865	4,763	4,886	7%	3%
Other liabilities	4,595	3,452	3,531	3,730	3,591	(22%)	(4%)

Total liabilities	29,404	28,809	29,710	29,822	29,778	1%	—

Equity, x-AOCI, net of tax	7,335	7,374	7,320	7,542	7,876	7%	4%
AOCI, net of tax	867	283	619	654	348	(60%)	(47%)

Total stockholders’ equity	8,202	7,657	7,939	8,196	8,224	—	—

Total liabilities and stockholders’ equity	$37,606	$36,466	$37,649	$38,018	$38,002	1%	—

Hartford Fire NAIC RBC				447%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2004	December 31, 2003
Statutory Capital and Surplus	$6,335	$5,819
GAAP Adjustments
Deferred policy acquisition costs	1,071	975
Deferred taxes	(468)	(384)
Benefit reserves	(216)	(107)
Unrealized gains on investments	776	830
Goodwill	152	152
Non-admitted assets	824	764
Other, net	(278)	(262)

GAAP Stockholders’ Equity	$8,196	$7,787

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$792	$778	$813	$818	$826	4%	1%
Tax-exempt	120	122	122	124	128	7%	3%

Total fixed maturities	912	900	935	942	954	5%	1%
Equities
Available-for-sale	11	7	11	9	12	9%	33%
Trading securities	456	101	(174)	416	221	(52%)	(47%)

Total equities	467	108	(163)	425	233	(50%)	(45%)
Mortgage loans	12	15	16	16	17	42%	6%
Real estate	1	—	1	4	—	(100%)	(100%)
Policy loans	45	47	46	48	36	(20%)	(25%)
Limited partnerships	4	9	7	22	18	NM	(18%)
Other	50	42	37	50	48	(4%)	(4%)

Subtotal	1,491	1,121	879	1,507	1,306	(12%)	(13%)
Less: Investment expense	13	11	13	18	13	—	(28%)

Total net investment income	$1,478	$1,110	$866	$1,489	$1,293	(13%)	(13%)
Less: Trading securities	456	101	(174)	416	221	(52%)	(47%)

Total net investment income excluding trading securities	$1,022	$1,009	$1,040	$1,073	$1,072	5%	—

Investment yield, before-tax [2]	5.7%	5.6%	5.7%	5.7%	5.6%	(0.1)	(0.1)
Investment yield, after-tax [2]	3.9%	3.9%	3.9%	3.9%	3.9%	—	—

Net Realized Capital Gains (Losses)
Fixed maturities	$108	$46	$64	$79	$92	(15%)	16%
Equities	13	(3)	—	(7)	—	(100%)	100%
GMWB derivatives, net	(2)	6	—	4	7	NM	75%
Other [3]	25	3	(20)	(40)	29	16%	NM

Total net realized capital gains (losses)	$144	$52	$44	$36	$128	(11%)	NM

Gross gains on sale	$172	$133	$104	$160	$160	(7%)	—
Gross losses on sale	(23)	(97)	(34)	(76)	(67)	(191%)	12%
Impairments	(14)	(4)	(6)	(14)	(1)	93%	93%
GMWB derivatives, net	(2)	6	—	4	7	NM	75%
Other net gain (loss) [3]	11	14	(20)	(38)	29	164%	NM

Total net realized capital gains (losses)	$144	$52	$44	$36	$128	(11%)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes trading securities, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, foreign currency transaction remeasurements, as well as, the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$589	$582	$608	$608	$612	4%	1%
Tax-exempt	25	27	27	27	27	8%	—

Total fixed maturities	614	609	635	635	639	4%	1%
Equities
Available-for-sale	9	5	9	7	9	—	29%
Trading securities	456	101	(174)	416	221	(52%)	(47%)

Total equities	465	106	(165)	423	230	(51%)	(46%)
Mortgage loans	8	12	12	13	14	75%	8%
Policy loans	45	47	46	48	36	(20%)	(25%)
Limited partnerships	2	6	1	11	7	NM	(36%)
Other	36	37	31	33	33	(8%)	—

Subtotal	1,170	817	560	1,163	959	(18%)	(18%)
Less: Investment expense	8	7	8	12	9	13%	(25%)

Total net investment income	$1,162	$810	$552	$1,151	$950	(18%)	(17%)
Less: Trading securities	456	101	(174)	416	221	(52%)	(47%)

Total net investment income excluding trading securities	$706	$709	$726	$735	$729	3%	(1%)

Investment yield, before-tax [2]	5.7%	5.8%	5.8%	5.7%	5.6%	(0.1)	(0.1)
Investment yield, after-tax [2]	3.8%	3.8%	3.9%	3.8%	3.7%	(0.1)	(0.1)

Net Realized Capital Gains (Losses)
Fixed maturities	$58	$21	$45	$57	$49	(16%)	(14%)
Equities	9	(1)	—	(3)	—	(100%)	100%
GMWB derivatives, net	(2)	6	—	4	7	NM	75%
Other [3]	11	—	(17)	(39)	25	127%	NM

Total net realized capital gains (losses)	$76	$26	$28	$19	$81	7%	NM

Gross gains on sale	$100	$84	$74	$101	$98	(2%)	(3%)
Gross losses on sale	(18)	(70)	(24)	(35)	(48)	(167%)	(37%)
Impairments	(8)	(4)	(4)	(9)	(1)	88%	89%
GMWB derivatives, net	(2)	6	—	4	7	NM	75%
Other net gain (loss) [3]	4	10	(18)	(42)	25	NM	NM

Total net realized capital gains (losses)	$76	$26	$28	$19	$81	7%	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes trading securities, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments, foreign currency transaction remeasurements, as well as, the amortization of deferred acquisition costs associated with realized capital gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$203	$196	$204	$210	$212	4%	1%
Tax-exempt	95	95	95	97	101	6%	4%

Total fixed maturities	298	291	299	307	313	5%	2%
Equities	2	2	2	2	3	50%	50%
Mortgage loans	4	3	4	3	3	(25%)	—
Real estate	1	—	1	4	—	(100%)	(100%)
Limited partnerships	2	3	6	11	11	NM	—
Other	9	—	2	12	11	22%	(8%)

Subtotal	316	299	314	339	341	8%	1%
Less: Investment expense	5	4	5	6	4	(20%)	(33%)

Total net investment income	$311	$295	$309	$333	$337	8%	1%

Investment yield, before-tax [2]	5.5%	5.3%	5.4%	5.7%	5.6%	0.1	(0.1)
Investment yield, after-tax [2]	4.1%	3.9%	4.0%	4.2%	4.2%	0.1	—

Net Realized Capital Gains (Losses)
Fixed maturities	$50	$25	$19	$22	$43	(14%)	95%
Equities	4	(2)	—	(4)	—	(100%)	100%
Other [3]	17	4	(1)	(1)	5	(71%)	NM

Total net realized capital gains (losses)	$71	$27	$18	$17	$48	(32%)	182%

Gross gains on sale	$72	$49	$30	$59	$62	(14%)	5%
Gross losses on sale	(5)	(27)	(10)	(41)	(19)	NM	54%
Impairments	(6)	—	(2)	(5)	—	100%	100%
Other net gain (loss) [3]	10	5	—	4	5	(50%)	25%

Total net realized capital gains (losses)	$71	$27	$18	$17	$48	(32%)	182%

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments and foreign currency transaction remeasurments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
						Year	Sequential
	1Q	2Q	3Q	4Q	1Q	Quarter	Quarter
	2004	2004	2004	2004	2005	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$—	$—	$1	$—	$2	—	—

Total fixed maturities	—	—	1	—	2	—	—
Other [2]	5	5	4	5	4	(20%)	(20%)

Total net investment income	$5	$5	$5	$5	$6	20%	20%

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$(3)	$(1)	$(2)	$—	$(1)	67%	—

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	1Q		2Q		3Q		4Q		1Q
	2004		2004		2004		2004		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$72,814	84.9%	$70,703	83.3%	$74,276	82.2%	$75,100	79.6%	$75,215	77.9%
Equity securities, at fair value Available-for-sale	612	0.7%	584	0.7%	650	0.7%	832	0.9%	1,089	1.1%
Trading securities	7,831	9.2%	8,995	10.6%	10,685	11.8%	13,634	14.4%	15,855	16.5%

Total equity securities, at fair value	8,443	9.9%	9,579	11.3%	11,335	12.5%	14,466	15.3%	16,944	17.6%
Policy loans, at outstanding balance	2,655	3.1%	2,650	3.1%	2,665	2.9%	2,662	2.8%	2,119	2.2%
Real estate/Mortgage loans, at cost	929	1.1%	1,158	1.4%	1,052	1.2%	1,176	1.2%	1,177	1.2%
Limited partnerships, at fair value	361	0.4%	390	0.5%	412	0.5%	433	0.5%	459	0.5%
Other investments [2]	555	0.6%	369	0.4%	632	0.7%	571	0.6%	594	0.6%

Total investments	$85,757	100.0%	$84,849	100.0%	$90,372	100.0%	$94,408	100.0%	$96,508	100.0%
Less: Trading securities	7,831	9.2%	8,995	10.6%	10,685	11.8%	13,634	14.4%	15,855	16.5%

Total investments excluding trading securities	$77,926	90.8%	$75,854	89.4%	$79,687	88.2%	$80,774	85.6%	$80,653	83.5%

HIMCO managed third party accounts	$2,326		$3,138		$3,274		$3,893		$3,928

Asset-backed securities (“ABS”)	$6,373	8.8%	$6,574	9.3%	$6,961	9.4%	$7,469	9.9%	$7,438	9.9%
Commercial mortgage-backed securities (“CMBS”)	11,495	15.8%	11,039	15.6%	11,917	16.0%	11,748	15.6%	11,640	15.5%
Collateralized mortgage obligation (“CMO”)	902	1.2%	1,016	1.4%	1,124	1.5%	1,227	1.6%	1,155	1.5%
Corporate	34,490	47.3%	32,587	46.1%	33,904	45.7%	34,153	45.6%	34,743	46.2%
Government/Government agencies — Foreign	1,535	2.1%	1,380	2.0%	1,645	2.2%	1,796	2.4%	1,596	2.1%
Government/Government agencies — U.S.	1,333	1.8%	1,072	1.5%	1,115	1.5%	1,132	1.5%	1,142	1.5%
Mortgage-backed securities (“MBS”) — agency	2,470	3.4%	2,213	3.1%	2,476	3.4%	2,799	3.7%	3,292	4.4%
Municipal — taxable	765	1.1%	827	1.2%	897	1.2%	944	1.3%	1,022	1.4%
Municipal — tax-exempt	10,282	14.1%	10,043	14.2%	10,307	13.9%	10,393	13.8%	10,237	13.6%
Redeemable preferred stock	74	0.1%	37	0.1%	37	—	39	0.1%	37	—
Short-term [1]	3,095	4.3%	3,915	5.5%	3,893	5.2%	3,400	4.5%	2,913	3.9%

Total fixed maturities	$72,814	100.0%	$70,703	100.0%	$74,276	100.0%	$75,100	100.0%	$75,215	100.0%

AAA	$16,854	23.1%	$16,968	24.0%	$18,755	25.3%	$18,787	25.0%	$18,246	24.3%
AA	8,043	11.0%	7,769	11.0%	8,073	10.9%	8,546	11.4%	9,281	12.3%
A	18,220	25.0%	17,683	25.0%	18,147	24.4%	18,131	24.2%	17,937	23.8%
BBB	18,350	25.2%	17,036	24.1%	17,668	23.8%	17,904	23.8%	18,492	24.6%
Government	4,777	6.6%	4,293	6.1%	4,713	6.3%	5,160	6.9%	5,465	7.3%
BB & below	3,475	4.8%	3,039	4.3%	3,027	4.1%	3,172	4.2%	2,881	3.8%
Short-term [1]	3,095	4.3%	3,915	5.5%	3,893	5.2%	3,400	4.5%	2,913	3.9%

Total fixed maturities	$72,814	100.0%	$70,703	100.0%	$74,276	100.0%	$75,100	100.0%	$75,215	100.0%

[1]	First, second, third and fourth quarters of 2004 include $38, $122, $144 and $159, respectively, in Corporate of which $38, $113, $114 and $152, respectively, were short-term investments held by The Hartford Financial Services Group, Inc. First quarter of 2005 includes $208 in Corporate of which $201 are short-term investments held by The Hartford Financial Services Group, Inc.

[2]	First, second, third and fourth quarters of 2004 include $28, $6, $10 and $7, respectively, in Corporate. First quarter of 2005 includes $1 in Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	1Q		2Q		3Q		4Q		1Q
	2004		2004		2004		2004		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$49,580	80.4%	$47,807	78.4%	$50,200	76.9%	$50,531	73.5%	$50,877	71.7%
Equity securities, at fair value Available-for-sale	406	0.7%	383	0.6%	449	0.7%	525	0.8%	662	0.9%
Trading securities	7,831	12.7%	8,995	14.7%	10,685	16.4%	13,634	19.8%	15,855	22.3%

Total equity securities, at fair value	8,237	13.4%	9,378	15.3%	11,134	17.1%	14,159	20.6%	16,517	23.2%
Policy loans, at outstanding balance	2,655	4.3%	2,650	4.3%	2,665	4.0%	2,662	3.9%	2,119	3.0%
Real estate/Mortgage loans, at cost	620	1.0%	852	1.4%	783	1.2%	923	1.3%	979	1.4%
Limited partnerships, at fair value	197	0.3%	234	0.4%	242	0.4%	256	0.4%	273	0.4%
Other investments	350	0.6%	143	0.2%	262	0.4%	185	0.3%	207	0.3%

Total investments	$61,639	100.0%	$61,064	100.0%	$65,286	100.0%	$68,716	100.0%	$70,972	100.0%
Less: Trading securities	7,831	12.7%	8,995	14.7%	10,685	16.4%	13,634	19.8%	15,855	22.3%

Total investments excluding trading securities	$53,808	87.3%	$52,069	85.3%	$54,601	83.6%	$55,082	80.2%	$55,117	77.7%

ABS	$5,365	10.8%	$5,629	11.8%	$5,908	11.8%	$6,358	12.6%	$6,426	12.6%
CMBS	8,817	17.8%	8,529	17.8%	9,127	18.2%	8,806	17.4%	8,588	16.9%
CMO	866	1.7%	908	1.9%	982	2.0%	1,092	2.2%	1,027	2.0%
Corporate	25,965	52.4%	24,581	51.3%	25,392	50.5%	25,532	50.5%	25,932	51.0%
Government/Government agencies — Foreign	744	1.5%	660	1.4%	785	1.6%	788	1.6%	775	1.5%
Government/Government agencies — U.S.	1,048	2.1%	810	1.7%	877	1.7%	898	1.8%	927	1.8%
MBS — agency	1,871	3.8%	1,609	3.4%	1,633	3.3%	1,788	3.5%	2,250	4.4%
Municipal — taxable	536	1.1%	614	1.3%	680	1.4%	725	1.4%	808	1.6%
Municipal — tax-exempt	2,238	4.5%	2,181	4.6%	2,264	4.4%	2,270	4.5%	2,260	4.5%
Redeemable preferred stock	47	0.1%	12	—	12	—	13	—	12	—
Short-term	2,083	4.2%	2,274	4.8%	2,540	5.1%	2,261	4.5%	1,872	3.7%

Total fixed maturities	$49,580	100.0%	$47,807	100.0%	$50,200	100.0%	$50,531	100.0%	$50,877	100.0%

AAA	$9,058	18.3%	$9,483	19.8%	$10,554	21.0%	$10,282	20.4%	$10,008	19.6%
AA	4,719	9.5%	4,511	9.4%	4,875	9.7%	5,275	10.4%	5,986	11.8%
A	13,661	27.6%	13,225	27.7%	13,529	27.0%	13,531	26.8%	13,242	26.0%
BBB	13,920	28.0%	13,026	27.2%	13,300	26.5%	13,447	26.6%	13,945	27.4%
Government	3,860	7.8%	3,345	7.0%	3,514	7.0%	3,803	7.5%	4,111	8.1%
BB & below	2,279	4.6%	1,943	4.1%	1,888	3.8%	1,932	3.8%	1,713	3.4%
Short-term	2,083	4.2%	2,274	4.8%	2,540	5.0%	2,261	4.5%	1,872	3.7%

Total fixed maturities	$49,580	100.0%	$47,807	100.0%	$50,200	100.0%	$50,531	100.0%	$50,877	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	1Q		2Q		3Q		4Q		1Q
	2004		2004		2004		2004		2005
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$23,196	96.4%	$22,774	96.3%	$23,932	96.0%	$24,410	95.6%	$24,130	95.3%
Equity securities, available-for-sale, at fair value	206	0.9%	201	0.8%	201	0.8%	307	1.2%	427	1.7%
Real estate/Mortgage loans, at cost	309	1.3%	306	1.3%	269	1.1%	253	1.0%	198	0.8%
Limited partnerships, at fair value	164	0.7%	156	0.7%	170	0.7%	177	0.7%	186	0.7%
Other investments	177	0.7%	220	0.9%	360	1.4%	379	1.5%	386	1.5%

Total investments	$24,052	100.0%	$23,657	100.0%	$24,932	100.0%	$25,526	100.0%	$25,327	100.0%

ABS	$1,008	4.3%	$945	4.1%	$1,053	4.4%	$1,111	4.5%	$1,012	4.2%
CMBS	2,678	11.5%	2,510	11.0%	2,790	11.7%	2,942	12.1%	3,052	12.6%
CMO	36	0.2%	108	0.5%	142	0.6%	135	0.6%	128	0.5%
Corporate	8,525	36.8%	8,006	35.1%	8,512	35.5%	8,621	35.3%	8,811	36.5%
Government/Government agencies — Foreign	791	3.4%	720	3.2%	860	3.6%	1,008	4.1%	821	3.4%
Government/Government agencies — U.S.	285	1.2%	262	1.2%	238	1.0%	234	1.0%	215	0.9%
MBS — agency	599	2.6%	604	2.7%	843	3.5%	1,011	4.1%	1,042	4.3%
Municipal — taxable	229	1.0%	213	0.9%	217	0.9%	219	0.9%	214	0.9%
Municipal — tax-exempt	8,044	34.7%	7,862	34.5%	8,043	33.6%	8,123	33.3%	7,977	33.1%
Redeemable preferred stock	27	0.1%	25	0.1%	25	0.1%	26	0.1%	25	0.1%
Short-term	974	4.2%	1,519	6.7%	1,209	5.1%	980	4.0%	833	3.5%

Total fixed maturities	$23,196	100.0%	$22,774	100.0%	$23,932	100.0%	$24,410	100.0%	$24,130	100.0%

AAA	$7,796	33.6%	$7,485	32.8%	$8,201	34.3%	$8,505	34.8%	$8,238	34.1%
AA	3,324	14.2%	3,258	14.3%	3,198	13.4%	3,271	13.4%	3,295	13.7%
A	4,559	19.7%	4,458	19.6%	4,618	19.2%	4,600	18.8%	4,695	19.5%
BBB	4,430	19.1%	4,010	17.6%	4,368	18.2%	4,457	18.3%	4,547	18.8%
Government	917	4.0%	948	4.2%	1,199	5.0%	1,357	5.6%	1,354	5.6%
BB & below	1,196	5.2%	1,096	4.8%	1,139	4.8%	1,240	5.1%	1,168	4.8%
Short-term	974	4.2%	1,519	6.7%	1,209	5.1%	980	4.0%	833	3.5%

Total fixed maturities	$23,196	100.0%	$22,774	100.0%	$23,932	100.0%	$24,410	100.0%	$24,130	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1]

	March 31, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [2] Securities

Three months or less	$17,055	$16,779	$(276)	$7,572	$7,525	$(47)
Greater than three months to six months	3,632	3,546	(86)	573	567	(6)
Greater than six months to nine months	392	385	(7)	3,405	3,342	(63)
Greater than nine months to twelve months	2,559	2,467	(92)	462	445	(17)
Greater than twelve months	2,387	2,234	(153)	2,417	2,285	(132)

Total	$26,025	$25,411	$(614)	$14,429	$14,164	$(265)

BIG [3] and Equity AFS [2] Securities

Three months or less	$900	$872	$(28)	$326	$322	$(4)
Greater than three months to six months	66	63	(3)	33	32	(1)
Greater than six months to nine months	20	18	(2)	174	165	(9)
Greater than nine months to twelve months	133	122	(11)	81	75	(6)
Greater than twelve months	304	257	(47)	285	240	(45)

Total	$1,423	$1,332	$(91)	$899	$834	$(65)

[1]	As of March 31, 2005, fixed maturities represented $605, or 99%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of March 31, 2005 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of March 31, 2005 and December 31, 2004, for which management’s best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria, see “Valuation of Investments and Derivative Instruments and Evaluation of Other-Than-Temporary Impairments” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2004 Form 10-K Annual Report.

[2]	Represents available-for-sale (“AFS”) securities.

[3]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	March 31, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$11,430	$11,246	$(184)	$5,560	$5,528	$(32)
Greater than three months to six months	2,600	2,542	(58)	474	470	(4)
Greater than six months to nine months	316	312	(4)	2,277	2,237	(40)
Greater than nine months to twelve months	1,563	1,506	(57)	399	383	(16)
Greater than twelve months	1,442	1,340	(102)	1,415	1,323	(92)

Total	$17,351	$16,946	$(405)	$10,125	$9,941	$(184)

BIG and Equity AFS Securities

Three months or less	$452	$437	$(15)	$206	$203	$(3)
Greater than three months to six months	40	38	(2)	14	13	(1)
Greater than six months to nine months	7	6	(1)	128	120	(8)
Greater than nine months to twelve months	97	88	(9)	79	73	(6)
Greater than twelve months	255	213	(42)	225	184	(41)

Total	$851	$782	$(69)	$652	$593	$(59)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	March 31, 2005			December 31, 2004
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$5,625	$5,533	$(92)	$2,012	$1,997	$(15)
Greater than three months to six months	1,032	1,004	(28)	99	97	(2)
Greater than six months to nine months	76	73	(3)	1,128	1,105	(23)
Greater than nine months to twelve months	996	961	(35)	63	62	(1)
Greater than twelve months	945	894	(51)	1,002	962	(40)

Total	$8,674	$8,465	$(209)	$4,304	$4,223	$(81)

BIG and Equity AFS Securities

Three months or less	$448	$435	$(13)	$120	$119	$(1)
Greater than three months to six months	26	25	(1)	19	19	—
Greater than six months to nine months	13	12	(1)	46	45	(1)
Greater than nine months to twelve months	36	34	(2)	2	2	—
Greater than twelve months	49	44	(5)	60	56	(4)

Total	$572	$550	$(22)	$247	$241	$(6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2005

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR
Financial services	$7,135	10.0%
Technology and communications	3,737	5.3%
Utilities	2,600	3.7%
Consumer non cyclical	2,694	3.8%
Consumer cyclical	2,644	3.7%
Basic industry	2,460	3.5%
Capital goods	1,746	2.4%
Energy	1,378	1.9%
Other	898	1.3%
Transportation	640	0.9%

Total	$25,932	36.5%

TOP TEN EXPOSURES BY ISSUER [1]

JPMorgan Chase & Co.	$490	0.6%
Royal Bank of Scotland Group plc	288	0.4%
SBC Communications Inc.	286	0.4%
HSBC Holdings plc	249	0.3%
Bank of America Corp.	210	0.3%
Banco Santander Central Hispano SA	187	0.3%
American Express Credit Account	187	0.3%
Ford Motor Company	185	0.3%
Credit Suisse Group	184	0.3%
Verizon Communications, Inc.	184	0.3%

Total	$2,450	3.5%

[1]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR
Financial services	$2,177	8.6%
Technology and communications	1,476	5.8%
Utilities	1,115	4.4%
Consumer non cyclical	970	3.8%
Consumer cyclical	856	3.4%
Basic industry	740	2.9%
Capital goods	521	2.1%
Energy	548	2.2%
Other	232	0.9%
Transportation	176	0.7%

Total	$8,811	34.8%

TOP TEN EXPOSURES BY ISSUER [1]

State of California	$265	1.0%
State of Massachusetts	234	0.9%
State of Illinois	220	0.8%
New York City, NY	197	0.8%
New Jersey State Transit Authority	148	0.6%
State of Georgia	148	0.6%
JPMorgan Chase & Co.	140	0.6%
Puerto Rico Public Buildings Authority	119	0.5%
Mass. Bay Transportation Authority	118	0.5%
Merrill Lynch & Co., Inc.	116	0.4%

Total	$1,705	6.7%

	CONSOLIDATED
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR
Financial services	$9,312	9.7%
Technology and communications	5,213	5.4%
Utilities	3,715	3.8%
Consumer non cyclical	3,664	3.8%
Consumer cyclical	3,500	3.6%
Basic industry	3,200	3.3%
Capital goods	2,267	2.4%
Energy	1,926	2.0%
Other	1,130	1.2%
Transportation	816	0.8%

Total	$34,743	36.0%

TOP TEN EXPOSURES BY ISSUER [1]

JPMorgan Chase & Co.	$630	0.7%
State of California	411	0.4%
SBC Communications Inc.	394	0.4%
State of Massachusetts	364	0.4%
HSBC Holdings plc	340	0.4%
Royal Bank of Scotland Group plc	333	0.3%
State of Illinois	312	0.3%
Ford Motor Company	250	0.3%
Comcast Corp.	245	0.2%
News Corp	243	0.2%

Total	$3,522	3.6%